                                                                    Exhibit 10.4

October 14, 1997


                                   AGREEMENT
                                   ---------

AGREEMENT made as of the 22 day of October 1997 between PLAYBOY ENTERPRISES, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal place of business at 680 N. Lake Shore Drive, Chicago, Illinois 60611 (hereinafter called "Publisher"), and QUAD/GRAPHICS, INC., a corporation organized and existing under the laws of the State of Wisconsin, having its principal place of business at W224 N3322 Duplainville Road, Pewaukee, Wisconsin 53072 (hereinafter called "Printer").

                                  WITNESSETH
                                  ----------

Publisher and Printer hereby mutually agree as follows:


ARTICLE 1 - EXHIBITS
--------------------

     1.01 This Agreement includes the following Exhibits which are attached hereto and made a part hereof:

               EXHIBIT   A  - Contract

               EXHIBIT   B  - Manufacturing Specifications

               EXHIBIT   C  - Pricing Specifications

               EXHIBIT   D  - Paper Requirements

               EXHIBIT   E  - Pro Forma

               EXHIBIT   F  - Holiday and Production Schedule

               EXHIBIT   G  - Paper Specifications/Shipping

               EXHIBIT   H  - Sample Issues of Magazines


ARTICLE 2 - TERM AND TERMINATION
--------------------------------

     2.01 This Agreement shall commence on December 1, 1997, covering "the Work" (as hereinafter defined) on the February, 1998 issue of the "Magazine", (as hereinafter defined) and shall continue for a term of approximately five (5) years (from the date of commencement through November 1, 2002, production for the January, 2003 issue of the "Magazine") unless terminated prior thereto pursuant the any provisions hereof.
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Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 2


     2.02 If Printer shall fail in any material respect to perform the Work in accordance with the standards or schedules set forth in the Exhibits, except for (i) any failure caused by Publisher's failure to meet any of its obligations under the Production Schedule, or (ii) any failure caused by Publisher's original material, the Publisher shall have the right to terminate this Agreement, pursuant and subject to the following provisions: Publisher shall give Printer written notice specifying in detail the failure or failures it claims, if such failure or failures are not cured by Printer within completion of production of the next two (2) issues after receipt of Publisher's notice and such failure or failures are material, Publisher shall have the right to terminate this Agreement by giving Printer written notice to that effect, in which case this Agreement will terminate thirty (30) days thereafter. In the event of such termination, Publisher shall be obligated to make payments to the Printer for all undisputed amounts then due and owing and for work in process.

     2.03 Upon giving notice of the termination of this Agreement, Publisher shall be entitled to remove all completed work, work in process, proofs, film, standing type, plates, paper, and other materials and supplies of Publisher in Printer's possession and Printer shall assist Publisher in removing same.

ARTICLE 3 - DEFINITIONS

     3.01 The following definition shall apply to words used in this Agreement, unless the context specifically requires otherwise:

          (a) The term "composition" means the process of preparing the copy or text materials for other processes.

          (b) The term "binding" means to gather body signatures, furnished inserts, if any, and covers, saddle wire stitch or perfect bind them and trim to size.

          (c) The term "presswork" means printing in one (1) to five (5) colors per page produced on offset or gravure presses with the printed pages delivered from the press in folded sections.

          (d) The term "late-closing form" means four (4) color and five (5) color presswork printing and closing on a date to be mutually agreed upon for the monthly issue of Magazine.
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Publication Contract
October 14, 1997
Page 3

          (e) The term "Printer's plant" means the existing plants operated by Printer in Pewaukee, Sussex and Lomira, Wisconsin, including any additions to such plants as may be mutually agreed upon.

          (f) The term "regular issue" means any issue of the Work which is saddlewire stitched or perfect bound.

     ARTICLE 4 - WORK
     ----------------

     4.01 Subject to the provisions of this Agreement, Publisher agrees to pay Printer for, and Printer agrees to perform for Publisher at Printer's plant the following (herein collectively referred to as "the Work"): prepress service, subject to quality, pricing and schedule, (including four (4) color editorial separations, stripping, ad handling, matchprints, final films) platemaking or cylinder engraving, press work (including gravure), binding, mailing and delivery to common carriers in connection with Publisher's magazine entitled, PLAYBOY (herein referred to as the "Magazine") at the prices set forth in Exhibit C.

     However, Publisher shall, with the exception of minor composition performed by Printer, arrange for composition to be done by its own employees or third parties, provided that furnished film and/or digital files are delivered to the Printer in time to meet the Production Schedule set forth by the Publisher.

     4.02 Printer warrants that it has sufficient space and equipment capable of producing the Work. It is understood that from time to time certain issues of the Magazine may exceed Printer's press capacity; in which case Publisher, after consulting with Printer, shall have the option to subcontract such excess to another printer without liability to Printer under the terms of this Agreement.

     4.03 Printer agrees to furnish all necessary materials and supplies for the Magazine, except those which Publisher specifically agrees to furnish under this Agreement or in a signed amendment hereto.

     4.04 Subject to the limitation of Printer's binding equipment, which limitation does not apply to or include any of the inserts that may be specified in Exhibit B, Publisher shall have the right to supply
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Publication Contract
October 14, 1997
Page 4

Printer, in a form suitable for binding according to Printer's specifications, one (1) or more pre-printed editorial or advertising inserts supplied by the Publisher or Publisher's advertisers for insertion into the Magazine. Such inserts may be furnished up to sixty (60) days prior to scheduled binding at no additional storage fees. Additional costs resulting from the use of inserts will be billed to Publisher in accordance with the prices in Exhibit C, or if such Prices are not included in Exhibit C, at the prices agreed to by Printer and Publisher in writing prior to the printing of the inserts and their delivery to Printer. Such prices shall be developed using the same methodology and criteria as was used to establish the prices set forth in Exhibit C.

     4.05 The print size of each issue of the Magazine shall be 8-1/8 inches by 10-7/8 inches with unrestricted bleed design. However, Publisher shall have the right to change the print size, provided that the new print size is within the capabilities of Printer's equipment.

     4.06 Printer shall have the right, with the prior written approval of Publisher, to transfer the Work, in whole or in part, to another plant of Printer. Publisher will give its approval if it is reasonably satisfied that standards of quality, speed and service will be maintained or improved, and that such transfer will not increase prices to Publisher or add to the cost or impair the operating efficiency of Publisher's Editorial and Circulation Departments. If the transfer or change-over of the Work from one plant to another should result, in the exercise of Publisher's reasonable judgment, in lowering of quality, speed or service, Printer agrees promptly to return such Work to the plant previously producing the same, at no cost to Publisher.

     ARTICLE 5 - GUARANTEE AS TO QUALITY
     ----------------------------------

     5.01 Printer guarantees that the Work will be performed in a professional manner and in accordance with the Exhibit B (Manufacturing Specifications) and the Exhibit C (Pricing Specifications), subject to the provisions of Article 12 (Unavoidable Delays) hereof. Printer guarantees that the quality of the Work performed by Printer shall be consistent with the highest standard of commercial printing and shall be at least equal to the quality evidenced by the sample issues of the Magazine attached hereto as Exhibit H. Once each calendar year Publisher may substitute new sample issues to be attached as Exhibit H.
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Publication Contract
October 14, 1997
Page 5

     5.02 In the event Publisher must grant a credit or forego billing to an advertiser for advertising placed because of Printer's error or inferior printing quality, then Publisher will receive a credit from Printer equivalent to the cost of producing the page or pages involved. As used herein, the term "cost" shall include Publisher's and Printer's costs for plates, cylinders, presswork, ink, binding, labeling, mailing, packaging, postage, shipping, and paper and Printer's charges to Publisher for composition and preparatory. In no event shall any credit be less than the costs attributable to the portion of the page involved and no more than the amount credited to the advertiser.

     5.03 Publisher has the right from time to time to have a representative in Printer's plant to inspect the various products that are manufactured hereunder. Publisher's representative may inspect the quality of printing and in conference with Printer's supervisors or others in charge may suggest for Printer's consideration corrections in any work which, in the opinion of such representative, does not conform to the standards of quality established hereunder- Publisher shall neither assume any liability nor be deemed to have waived any default by any suggestion, or the absence thereof, of its plant representative.

     5.04 All claims for alleged defects shall be made by Publisher within sixty (60) days of the Publisher's off sale date of the issue containing the defect. Printer's liability shall be limited to the stated selling prices contained in Exhibit C based on a cost per page or fractional page for paper, printing and binding, but in no event will include special or consequential damages.

     ARTICLE 6 - QUANTITIES

     6.01 The number of copies to be delivered by Printer shall not be less than the quantity ordered by Publisher; however, an overrun of up to one-half of one percent (.5%) for each issue of the Magazine shall be allowed and paid for by Publisher at the additional per thousand cost set out in Exhibit C. There will be no underruns.
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Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 6


     6.02 Publisher shall furnish to Printer on or about December 1st of each year a forecast for the following calendar year, including the number of copies, number of pages, and the number and dates of the issues of the Magazine.

     7.01 Printer shall perform the Work hereunder at Printer's plant in accordance with the procedures, quality standards, and equipment specified in the Manufacturing Specifications set forth in Exhibit B, as may be amended and mutually agreed upon from time to time.

     7.02 Printer shall produce the Work hereunder in accordance with the time limits of the Production Schedule set forth by Publisher, as may be amended and mutually agreed upon from time to time.

     7.03 Publisher shall furnish and/or return promptly all copy specifications, artwork, dummies, sketches, proofs, copies, pasteups, films and other material necessary for the timely performance of the Work by Printer. Delay in furnishing or returning said materials necessary to production could result in an extension of scheduled delivery dates or additional charges for cost of accelerated production at regular overtime rates.

     ARTICLE 8 - PAPER AND INK
     -------------------------

     8.01 Publisher shall furnish F.O.B. Printer's plant in Wisconsin cover and text paper in accordance with the paper requirements set forth in Exhibit D in rolls, prepared and indentified in accordance with the reasonable mechanical specifications and delivery requirements of Printer as set forth in Exhibit G. If substandard and/or defective paper is used or received by Printer which adversely affects or, if used, might reasonably adversely affect runability or printability, Printer will provide prompt notification to Publisher, by telephone, upon discovery of such substandard or defective conditions, confirming such notification to Publisher in writing within five (5) business days, if, after such telephone notification, Publisher requests Printer to continue using or to use said paper to perform the Work and Printer incurs extra cost as a result thereof, said cost will be charged to and paid by Publisher. Cores shall remain the property of Publisher and, if not damaged so as to be unusable, shall be loaded in cars and returned to the respective mills by Printer at Publisher's direction and expense. Printer will act as Publisher's agent in receiving paper and shall exercise the same diligence as it would in receiving paper for its own account, including the reporting to Publisher of apparent defects in or



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Publication Contract
October 14, 1997
Page 7

damage to such paper and shall file claims on behalf of the Publisher for such apparent defects or damage.

     8.02 Printer will maintain an accurate record of all paper received, used and on hand, and shall submit a written monthly inventory to Publisher not later than the tenth (10th) day following the invoice date for each issue of the Magazine or sooner if possible. Once each contract year, at Printer's sole cost, Printer will effect a physical inventory of paper and submit to Publisher a report of said inventory. "Contract year" for the purpose of this Agreement means the twelve (12) month period beginning with the first day of the calendar month in which the printing of the first monthly requirement of the Magazine commences ("Commencement Date"), pursuant to this Agreement, and each twelve
(12) month period thereafter. Printer is committed to use its best efforts to keep the wastage of paper at a minimum.

     8.03 Printer will, at the end of each contract year, pay Publisher for its average cost of paper consumed in excess of that allowed by Exhibit D; provided, however, that the value of underconsumption of one kind of paper will be used as a credit against overconsumption of other kinds of paper. However, Printer shall have the option to reimburse the Publisher for such excess in kind. If Printer consumes less paper than allowed by Exhibit D, Publisher shall pay Printer an amount equal to fifty percent (50%) of the average value of paper underconsumed during the contract year, and the paper requirements set forth in Exhibit D shall be amended to reflect fifty percent (50%) of such underconsumption in the new or revised paper requirements for the next succeeding contract year. However, Publisher shall have the option to settle such account in kind. Paper which is damaged, defective or does not conform to the specifications in Exhibit G shall be excluded from the computation of overconsumption and underconsumption. The actual basis weight of the paper received and used for each issue of the Magazine shall be the basis for the calculation of over and underconsumption. Within ten (10) days of submitting each issue's invoice, Printer shall submit the calculation of under or over consumption for the issue of the Magazine to which the invoice applies.

     8.04 Printer shall purchase and store for Publisher ink in the amounts and kinds consistent with Publisher's requirements hereunder. Printer shall invoice Publisher in accordance with the Specimen Invoices attached hereto as Exhibit E.
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Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 8


     ARTICLE 9 - STORAGE
     -------------------

     9.01 All paper shall be and remain the property of Publisher. Printer shall store for Publisher, without charge to Publisher, the amount of paper required for the issue then in production plus the two (2) following issues of the Magazine in accordance with the Paper Requirements set forth in Exhibit D. Publisher may reasonably require Printer to store paper in excess of the foregoing amount, in which case Printer may charge Publisher a reasonable charge based upon comparable public warehousing rates.

     9.02 Printer shall store all excess copies of past issues of the Magazine for a period of ninety (90) days after publication, without charge to Publisher.

     9.03 Printer shall store editorial material in film form for a period of twelve (12) months after publication, without charge to Publisher. Thereafter, Printer shall request Publisher's instructions, and in accordance with such instructions, shall either return such materials to Publisher at Publisher's expense, or destroy such materials, or store such materials at a mutually agreed upon cost to Publisher.

     9.04 Printer shall store advertising material in film form for possible reuse for a period of twelve (12) months after the time of last use, without charge to Publisher. Thereafter, Printer shall request Publisher's instructions, and in accordance with such instructions, shall either return such materials to Publisher at Publisher's expense, or destroy such materials, or store such materials at a mutually agreed upon cost to Publisher.

     9.05 Printer shall store preprinted advertising inserts, sub cards, and ad cards, either blow in or bind in, furnished by Publisher in sufficient number for at least two (2) issues, without charge to Publisher. Printer may invoice Publisher for a reasonable charge for storage of preprinted inserts for more than two (2) issues.

     ARTICLE 10 - PRICES AND TERMS
     -----------------------------



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Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 9


     10.01 Publisher shall pay Printer for the Work at the prices in effect from time to time in accordance with the Price Schedule set forth in Exhibit C, as may be amended from time to time.

     10.02 Printer will send Publisher a preliminary invoice in accordance with the specimen invoices attached hereto as Exhibit E for the Work within five (5) days after mailing or delivery to common carriers of the newsstand copies of each issue of the Magazine and will accompany such invoice with a copy of Printer's newsstand shipping completion notice to Publisher's Magazine distributor. Printer will provide Publisher with a final invoice (also in accordance with the specimen invoices attached hereto as Exhibit E) for the Work within fifteen (15) days after mailing or delivery to common carriers of each issue of the Magazine. The terms of payment are net cash thirty (30) days from the date of receipt by Publisher of Printer's final invoice, or at Publisher's option, ten (10) days after receipt of Printer's preliminary invoice in an amount net of one and one fourth percent (1 1/4%) cash discount. Such payment will be made by wire transfer in federal funds unless another form of payment is mutually agreed upon. Any discrepancies between the preliminary and final invoices shall be adjusted by the parties within a reasonable time.

     10.03 If Publisher shall default in the payment of any invoice which Publisher has not disputed, and said default shall continue for a period of thirty (30) days after written notice from Printer, Printer shall be entitled to charge interest at the rate of one percent (1%) per month (twelve percent (12%) per annum) on the amount of the unpaid but undisputed invoice.

     10.04 There will be no increase in those manufacturing prices (excluding ink), set forth in Exhibit C for the period from the Commencement Date until December 1, 1998 including but not limited to increases in costs resulting from changes in labor rates, fringe benefits, shop rules, manning requirements or other working conditions experienced by Printer affecting the cost of performing the Work or due to increases in the cost of materials (excluding ink), utilities, fuel, operating supplies, service costs or any other materials or services utilized by Printer in the performance of the Work. Changes in the cost of ink shall be passed on as incurred. Rates for ink in the price schedule are based on Printer's cost from its suppliers as of December 1, 1997. Printer will supply Publisher with documentation on increases from Printer's ink supplier in a form acceptable to both parties.
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Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 10

     10.05 If during the period of this Agreement (or any renewal) there shall be any change to Printer in the price of materials (excluding ink), or labor increases or decreases (any change in labor conditions), the prices contained in Schedule C may be adjusted on December 1, 1998, and on each December 1st thereafter during the term of this Agreement to reflect said change. Price increases will be limited to actual cost not to exceed eighty five percent (85%) of the Consumer Price Index. For purposes of this Article 10.05, the "Consumer Price Index" means the selected areas, all items index (1967=100) for the Chicago-Gary-Lake Co. IL-IN-WI Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W) published by the Bureau of Labor Statistics, U.S. Department of Labor. The increase in the Consumer Price Index applicable as of any December 1st shall be the increase in the Consumer Price Index of the previous July over that of the preceding July. (For example, the increase applicable for December 1, 1998 shall be the increase in the Consumer Price Index of July, 1998 over that of July, 1997). Printer will notify Publisher as soon as practical after knowledge of any increase or decrease.

     10.06 Overtime work (herein defined to include holidays as defined in Exhibit F) is not included in the prices set forth in Exhibit C. No overtime shall be charged unless requested by Publisher. Any overtime work which Printer schedules to fulfill Printer's commitments per the Production Schedule shall be at Printer's expense.

     10.07 Commencing with the third (3rd) year of this Agreement, (December 1, 1999 for production of the February, 2000 issue of the magazine), a competitive situation should arise from a reliable and qualified source capable of producing the volume and quality produced by Printer under this Agreement for the production of the Magazine in whole and if there is a difference in Publisher's net over-all cost for substantially identical services of more than five percent (5%) on such total volume and quality described above in this Article 10.07, and Printer and Publisher cannot agree on a satisfactory settlement, Publisher shall have the right to terminate this Agreement by written notice, effective not less than twelve (12) months after Printer is advised of such competitive situation. In the event of dispute between the parties hereto as to the "cost for substantially identical services,": such dispute shall be settled by arbitration to be held in Chicago, Illinois in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators shall be entered in any court having jurisdiction.
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Publication Contract
October 14, 1997
Page 11


     10.08 In order to verify any increase or decrease in the wage rates or the actual costs of materials, Printer shall provide Publisher with evidence of such increase or decrease certified to be correct by a duly certified public accounting firm using generally accepted accounting principles.

     10.09 In the event that Publisher desires to make changes in the Manufacturing Specifications set forth in Exhibit B or the Production Schedule set forth by the Publisher, Printer shall use its best efforts and cooperate with Publisher in putting such changes into effect. In the event that any such change results in an ascertainable documented material increase or decrease in the cost of performing the Work, the prices for the Work set forth in Exhibit C shall be adjusted to reflect a mutually acceptable increase or decrease.

     10.10 Printer shall make all reasonable efforts to improve the quality and efficiency of the Work and to keep abreast of new developments in the printing industry. The parties recognize that new developments in the printing industry may result in cost savings, and that Printer with the approval of Publisher is expected to institute all possible new developments and to adjust the Exhibit C prices in order to pass along a fair portion of realized savings to Publisher. Adjustments in Exhibit B (Manufacturing Specifications), Production Schedule, and Exhibit C (Price Schedule) resulting from any new developments shall be subject to the mutual agreement of the parties.

     ARTICLE 11 - TITLE AND OWNERSHIP - NO LIENS
     -------------------------------------------
     11.01 All paper, film, plates, proofs, printed pages and bound copies made or held by Printer for Publisher shall be the property of Publisher. Title and possession to the Work shall pass to Publisher upon delivery of completed issues of magazine f.o.b. Printer's plant.

     11.02 Printer shall not cause any property of Publisher in Printer's possession to be subjected to any liens or encumbrances whatsoever, and shall protect such property from any claims of Printer's creditors. Except to the extent of unpaid and undisputed invoices as set forth in Article 10.03, Printer shall have no lien or security interest in any property of Publisher which comes into Printer's possession and Printer expressly waives any liens or security interest on such property created by statute.









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Publication Contract
October 14, 1997
Page 12


     ARTICLE 12 - UNAVOIDABLE DELAYS
     -------------------------------
     12.01 Printer shall not be liable or responsible to Publisher for delays or failures to perform the Work occasioned by causes beyond its control and not due to its fault or negligence, including without limitation, war, natural disaster, fires, strikes, lockouts, complete inability to obtain necessary materials, energy, utilities or carrier space, and government acts and regulations. Printer shall, however, use its best efforts to continue to perform the Work at any of its plants not so effected by such causes or through subcontracting Publisher's Work to other printers for the duration of any such occurrence, subject to Publisher's consent, which shall not be unreasonably withheld. In no event shall Printer be obligated to subcontract Publisher's Work if the cost of such subcontracting exceeds the price schedule set forth in Exhibit C unless Publisher consents to the increase in prices. During any such period while Publisher's Work is being done under subcontract, the Exhibit C Price Schedule shall remain in effect (subject to the foregoing) and Printer's obligations with respect to specifications and quality, overruns and underruns and storage shall remain in effect.

     12.02 In the event of delay on the part of Printer due to causes beyond its control, which delays shall be continuing, Publisher shall have the right (notwithstanding any other provision of this Agreement) to place the Work elsewhere, in whole or in part, for the duration of such causes beyond Printer's control. Publisher shall have the right to remove from Printer's plant any and all completed work, work-in-progress, proofs, filmboards, artwork and other material and supplies intended for use in preparing any then uncompleted work. If Printer objects to Publisher's removal of property from Printer's plant on the grounds that it does not consider such cause beyond its control to be continuing. Printer shall, nevertheless, not deter, delay or impede Publisher from such removal of property, but shall pursue its legal remedies after such removal has taken place.

     12.03 In the event of any delay due to strikes, lockouts or other labor difficulties, Publisher shall have the right to place the Work elsewhere. If Printer anticipates any strike, lockout or other labor difficulties which may cause stoppages or slowdowns of the work on the Magazine, Printer shall notify Publisher sufficiently in advance so that Publisher can make alternate arrangements for the production of the Magazine during any such period of strikes, lockout or other labor difficulties. In such


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Publication Contract
October 14, 1997
Page 13

circumstances. Printer shall assist Publisher in making such alternate arrangements and in moving the Work.

     12.04 Printer shall resume performance hereunder and Publisher shall return to Printer's plant all material removed pursuant to Section 12.02 or
12.03 after Printer has furnished assurances of its capacity to so resume reasonably satisfactory to Publisher.

     12.05 Publisher shall not be liable or responsible to Printer for delays or failures in furnishing materials occasioned by causes beyond its control and not due to its fault or negligence, including, without limitation, war, natural disaster, fires, strikes, lockouts, complete inability to obtain necessary materials, energy, utilities or carrier space, and government acts and regulations.

     12.06 If any of the above-described causes beyond the control of Printer continues for a period of more than one hundred twenty (120) days. Publisher shall have the right to terminate this Agreement upon not less than thirty (30) days prior written notice to Printer.

     ARTICLE 13 - INDEMNIFICATION
     ----------------------------

     13.01 Printer agrees to indemnify, defend and save Publisher harmless of and from any and all loss, claims, damages, including reasonable attorney's fees, which Publisher may suffer or incur based on a claim, charge or suit instituted against Publisher as a result of any act or omission or commission of Printer in performing its services hereunder.

     13.02 The Publisher agrees to indemnify, defend, and save Printer harmless from any and all loss, claims for damages, including reasonably attorney's fees, which Printer may suffer or incur in the event any claim is made against Printer by any person or corporation, by reason of libel, slander, infringement of copyright, violation of privacy, breach of contract or any other cause of whatsoever nature (and not due to the negligence of Printer) arising from or as a result of printing the Magazine or any material of whatsoever nature included therein.
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Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 14

     13.03 Notwithstanding Paragraphs 13.01 and 13.02 above, neither party shall be liable to the other party for any such indemnification unless the party seeking indemnification has notified the other party of said claim, action, proceeding or demand as soon as practicable upon receipt of knowledge of same and afforded the other party the opportunity to defend or participate in the defense of said claim, action, proceeding or demand, and further, that no settlement or payment of any claim, action, proceeding or demand shall be binding on the indemnifying party unless prior approval and consent is obtained from the indemnifying party, which said consent will not be unreasonably withheld.


     ARTICLE 14 - INSURANCE
     ----------------------

     14.01 Printer shall carry fire and extended coverage insurance including sprinkler leakage if applicable on all materials and Work in Process, Work completed and not delivered which is still in Printer's possession and on all material supplied by Printer and all property of the Publisher including, but not limited to, paper, transparencies, film inserts, and the like. Such coverage shall be at Publisher's replacement cost. On or before the commencement date of this Agreement, Printer will provide Publisher with a certificate of insurance naming the Printer as well as the Publisher as additional named insureds as their interests may appear. Such certificate will evidence the insurers agreement that such insurance will not be modified or terminated without at least twenty (20) days' prior written notice to Publisher of such modification or termination.

     ARTICLE 15 - JOINT VENTURE
     --------------------------

     15.01 Nothing contained herein shall in any way constitute a partnership between or a Joint venture by the parties hereto. Neither of the parties shall hold itself out as the partner or joint venturer of the other party, and neither party shall be or become liable or bound by any representation, act or omission whatsoever of the other party contrary to the provisions of this Agreement.

     ARTICLE 16 - NO ASSIGNMENT
     --------------------------

     16.01 Subject to the provisions of Articles 17, 18 and 19, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
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Publication Contract
October 14, 1997
Page 15

     16.02 Neither party to this Agreement shall assign, mortgage or otherwise encumber this Agreement or its rights or responsibilities hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     ARTICLE 17 - BANKRUPTCY
     -----------------------

     17.01 If either party shall be adjudicated a bankrupt, shall make any assignment for the benefit of creditors, shall institute proceedings for voluntary bankruptcy, shall apply for or consent to the appointment of a receiver, or if an order shall be entered approving a petition seeking its reorganization or appointing a receiver of it or its property, then upon the happening of any one or more of such events, the other party to this Agreement shall have the right to terminate this Agreement by giving written notice of its intention to do so. Any termination of this Agreement pursuant to this Article 17 shall not release either party from any obligation hereunder due and owing to the other party up to the date of such termination.

     ARTICLE 18 - SALE OF MAGAZINE OR DISCONTINUANCE OF PUBLICATION
     --------------------------------------------------------------

     18.01 If Publisher shall propose to sell the Magazine or any successor magazine thereto, whether titled the same or not, to a person, firm, or corporation which is not a subsidiary or affiliate of or controlled by Publisher, Publisher shall give Printer written notice not less than ninety (90) days prior to any contemplated sale. Thereafter, Publisher shall keep Printer advised of the progress of any such proposed sale and Printer shall keep such information confidential. Within thirty (30) days after receipt of such notice, Printer shall advise Publisher in writing as to whether Printer will consent to an assignment of Publisher's rights and obligations under this Agreement to the prospective purchaser. If Printer is willing to consent to an assignment, publisher shall use its best efforts to persuade the prospective purchaser to assume all Publisher's obligations under this Agreement concurrently with the consummation of such sale by an instrument in writing satisfactory to Printer. If Printer shall not consent to the assignment by Publisher to such prospective purchaser or if despite its best efforts Publisher shall be unable to persuade the prospective purchaser, upon the consummation of such sale the rights and obligations of the parties hereunder shall terminate without liability of any kind by either party for the unexpired term of the Agreement.

Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 16

     18.02 If Publisher decides to discontinue the publication of the Magazine, Publisher shall give Printer ninety (90) days advance written notice of such decision, specifying the effective date of discontinuance upon which date this Agreement shall terminate without liability of any kind by either party for the unexpired term of this Agreement.

     18.03 Without limiting the provisions of Articles 18.01 and 18.02, Publisher shall be obligated to pay all costs for Work done up to the effective date of termination.

     ARTICLE 19 - CHANGE IN CONTROL OF PRINTER
     -----------------------------------------

     19.01 In the event that the ownership and management of Printer at any time shall pass out of the majority control of its present owners and management, by sale of stock or assets, merger or otherwise, Printer shall give Publisher written notice not less than ninety (90) days prior to the effective date of any change of control and Publisher shall have the right to terminate this Agreement upon the effective date of such change of control. If Publisher does not elect to terminate this Agreement, the new owners and management of Printer shall assume this Agreement and carry out all of its terms and provisions.

     ARTICLE 20 - DELIVERY AND DISTRIBUTION SERVICES
     -----------------------------------------------

     20.01 Printer shall cause all copies of the Magazine produced by it to be tendered for delivery F.O.B. Printer's dock, Lomira, Wisconsin, in care of such persons, firms or corporations as Publisher may from time to time designate or as otherwise provided herein. Delivery shall be made in accordance with the schedule as furnished by Publisher from time to time, which delivery shall conform to the current Production Schedule.

     20.02 Printer shall perform a complete distribution service for the Magazine which includes, but is not limited to, the maintenance of tariff files, rate analyses, routing, preparation of shipping documents, arranging for transportation, auditing freight bills and handling charges submitted by carriers and breakup agents, tracing shipments, processing and collecting claims for short or damaged shipments (but assumes no liability for same), preparation of postal forms, prepayment of freight invoices, and prorating consolidated shipment charges.

Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 17


     20.03 Printer will, at frequent and regular intervals, review the existing postal and distribution scheme and determine any savings that might be effected from changes in availabilities, rate structures, regulations, volume, etc., in the consolidation of shipments and in the establishment of entry points, and shall report on these reviews to the Publisher, with any recommendations.

     20.04 Printer will provide Publisher's Magazine distributor with a newsstand shipping completion notice not more than five (5) days after mailing or delivery to common carriers of the newsstand copies of each issue of the Magazine.

     ARTICLE 21 - NO LIENS
     ---------------------

     Subject to Article 11.02 hereof, Printer shall not cause any property of Publisher in Printer's possession to be subject to any liens or encumbrances of whatsoever kind or nature.

     ARTICLE 22 - TITLE AND RISK LOSS
     --------------------------------

     22.01 Title and risk of loss or damage to finished Work shall pass to Publisher upon delivery to a common carrier, contract carrier or U.S. Postal service F.O.B., Printer's shipping dock.

     22.02 Title to all artwork, mechanicals, proofs, film negatives, positives, transparencies, paper (excluding waste paper), inserts, etc., and other materials supplied or furnished by the Publisher shall remain the property of Publisher. Title to film made or caused to be made by Printer for Publisher and paid for by Publisher shall become the property of Publisher.

     ARTICLE 23 - PROOFS
     -------------------

     Prior to the press run of any issue of the magazine, Printer shall supply to Publisher- a blueline proof. Publisher shall approve said proof by representatives designated by the Publisher in writing, by initialing said proof with "O.K." or "O.K. With Changes". Any changes required shall be specified by the Publisher's designated representatives in writing. Printer shall not be responsible for any errors if printed pursuant to such representatives' instructions as herein provided.

Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 18


     ARTICLE 24 - LIMITATION OF MATERIALS
     ------------------------------------
     If Printer's materials or supplies shall be limited because of governmental or supplier allocations or restrictions, such materials or supplies as Printer shall have will be used and distributed ratably to its customers based upon the usage of such customers when the allocations or restrictions became effective. If the materials' shortage materially interferes with the publication of the Magazine, then Publisher shall have the option to place the Work elsewhere pursuant to the provisions contained in Article 12 hereof.

     ARTICLE 25 - NEW EQUIPMENT
     --------------------------
     It is recognized that if the parties mutually agree that the Work may be more economically and efficiently produced on new equipment, the parties will negotiate in good faith as to the terms for the installation of such equipment, including prices for Work produced, the terms and conditions of contract and any other arrangements which appear appropriate in connection with the addition of such equipment. Costs used in establishing new prices will be computed using the same framework and criteria as those used to establish the prices set forth in Exhibit C.

     ARTICLE 26 - NEW DEVELOPMENTS IN GRAPHIC ARTS
     ---------------------------------------------
     The Printer agrees to make all reasonable efforts to reduce costs and to improve the quality and efficiency of the Work and to keep abreast of developments in the graphic arts comprising technological improvements in processing, methods and techniques and to advise Publisher from time to time of its findings. The Printer shall adopt such technological or other innovations as the parties agree (which agreement shall not be unreasonably withheld) are necessary or desirable for production of Work hereunder, provided the parties mutually agree with respect to the methods and conditions of manufacture which pertain to such innovation. Upon incorporation of any such development, the Printer shall adjust the prices to reflect as mutually agreed upon any increases or decreases in cost resulting therefrom. Such increases or decreases in costs will be computed using the same framework and criteria as those used to establish the prices set forth in Exhibit C.

     ARTICLE 27 - MESSENGER SERVICE
     ------------------------------
     Messenger service between Publisher's offices, and Printer's plant in Pewaukee, Wisconsin, will be provided daily by Printer at Publisher's cost.

Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 19


     ARTICLE 28 - ADVERTISING AND EDITORIAL MATERIAL
     -----------------------------------------------
     Printer agrees to a mechanical inspection of advertising and editorial film prior to printing. Printer will promptly notify Publisher on the proofs all apparent defects on all film received. Film is to be repaired when necessary and charged for as set for in Exhibit C. Printer will not unnecessarily charge for film repairs. Printer will supply proof with description of work performed when billing for repair work is submitted. Printer accepts full responsibility for mechanical defects in film passed by its inspection, including those it repairs in the event of mishaps within Printer's plant.


     ARTICLE 29 - POSTAL REGULATIONS
     -------------------------------
     Publisher may from time to time wish to take advantage of changes that may occur in U.S. Postal regulations (e.g., the regulation which permits a publication to attach certain letters [e.g., renewal notices] or other types of mail to a magazine, thereby giving that piece of mail the benefit of the publication's second class mailing rates). Printer agrees to make such tests as are reasonably required by Publisher and to work with the Publisher towards determining the benefits of such changes to Publisher.

     ARTICLE 30 - CONFIDENTIAL TREATMENT
     -----------------------------------
     Printer shall use its best efforts to keep confidential the editorial contents of unpublished issue of the Magazine until the newsstand sales dates and to keep confidential Publisher's subscriber lists and Printer shall require its employees to maintain such confidentiality.

     ARTICLE 31 - GOVERNING LAW
     --------------------------
     This Agreement shall be interpreted and construed in accordance with the laws of the State of Illinois.

     ARTICLE 32 - AMENDMENTS
     -----------------------
     This Agreement constitutes the entire agreement and understanding between the parties, and cannot be amended, or changed, or supplemented except by a written instrument signed by both the parties.

Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 20


     ARTICLE 33 - NOTICES
     --------------------

     All notices required or permitted to be given under this Agreement shall be deemed given if sent by registered or certified mail, postage prepaid, addressed to the parties as follows;

     If to Publisher:           Playboy Enterprises, Inc.
                                680 N. Lake Shore Drive
                                Chicago, Illinois 60611
                                Attn: Maria Mandis

                                with an exact copy sent to the same address marked "Attention: Corporate Secretary"


     If to Printer:             Quad/Graphics, Inc.
                                Attn: Janice Fritz, Contract Administrator
                                W224N3322 Duplainville Road
                                Pewaukee, WI 53072-4195

     Notices shall be deemed conclusively to have been served when actually received or refused by the addressee or upon notification of non-deliverability by the postal authorities, as the case may be.


     ARTICLE 34 - CAPTIONS
     ---------------------

     The captions to this Agreement have been placed thereon for the convenience of the parties and shall not be considered in the interpretation or construction of the Agreement.


     ARTICLE 35 - ENTIRE AGREEMENT
     -----------------------------

     This Agreement represents the entire understanding of the parties. None of the terms of this Agreement can be waived or modified except by an express agreement in writing signed by the parties. There are no representations, promises, warranties, covenants or undertaking other than those contained in this Agreement. The failure of either party hereto to enforce, or the delay by either party in enforcing, any of its rights under this Agreement shall not be deemed as constituting a waiver or a modification

Playboy Enterprises, Inc.
Publication Contract
October 14, 1997
Page 21

thereof and either party may, within the time provided by applicable law, commence appropriate proceedings to enforce any or all of such rights.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers.


                                       PLAYBOY ENTERPRISES, INC.

                                       /s/ Maria Mandis

                                       By  Maria Mandis


                                       Its Vice President of Magazine Production


                                       QUAD/GRAPHICS, INC.

                                       /s/ Harry V. Quadracci

                                       By  Harry V. Quadracci

                                       Its President

                Playboy Enterprises, Inc. - Quad/Graphics, Inc.
                             Publication Contract
                   Exhibit B - Manufacturing Specifications

                           Playboy Enterprises, Inc.
                             Publication Contract
                   Exhibit B - Manufacturing Specifications

          For:    Playboy
--------------------------------------------------------------------------------
    Frequency:    Monthly

     Quantity:    Approximately 4,400,000.

 No. of Pages:    178 pages plus a 4 page cover.

   Dimensions:    Trimmed size 8 1/8" X 10 7/8" full bleed.

        Paper: To be furnished by Customer. Paper consumption figures are outlined in the Paper Requirements included in the attached Schedule B.

         Copy: Publisher to furnish single page film negatives or positives, one piece per color, right reading, emulsion down with corner marks, register marks and page identification and/or digital file acceptable for direct to plate production.

       Proofs: Publisher to furnish final corrected Cromalin, Matchprint or other acceptable proofs to be used as Quad/Graphics' color guide.

       Plates: Quad/Graphics to make the necessary press plates and cylinders for production, all metal to remain the property of Quad/Graphics.

    Presswork:    Quad/Graphics to print and deliver folded signatures. See the manufacturing prices in Schedule B for form and color breakdown.

          Ink:    Invoicing of Ink will be per prices outlined in Schedule B.

      Binding: Printed signatures will be gathered in proper sequences with Publisher-furnished and inserts, perfect bound along the 10-7/8" way and trimmed to size. A dummy of any furnished insert must be submitted to the plant for approval prior to manufacture.

    Mailing/
      Packing: Ink Jet, Mailing, and Packing instructions vary. Invoicing of Mailing (In-Line and Off-Line), Packing, and Ink Jet operations will be per prices outlined in Schedule B.

                Playboy Enterprises, Inc. - Quad/Graphics, Inc.
                             Publication Contract
                      Exhibit C - Pricing Specifications

                              QUAD/GRAPHICS, INC.
       1996 PREPARATORY CONTRACT PRICING FOR PLAYBOY ENTERPRISES, INC.
--------------------------------------------------------------------------------

Prices are based on producing an 8-3/16" x 10-7/8" page size.

PLAYBOY 1996 (Contract Pricing)

Furnished Edit
(Based on 4/C, but includes 2/C or 3/C also)
Any full page stories or cartoons and also partial page cartoons.

Furnished edit - (RREU negatives).........................................***

Furnished edit - (RRED positives without Matchprint proof)................***

Furnished edit - (RRED positives with Matchprint proof)...................***

B&W Type Pages (full page)

Supplied RRED positives (for full page edit)..............................***


Full Page Furnished Ads (2/C, 3/C or 4/C)

Supplied RREU negatives...................................................***

Supplied RRED negatives...................................................***

Supplied RRED positives...................................................***

Full Page B&W Ads

Supplied RREU negatives...................................................***

Supplied RRED positives...................................................***

Partial Page Ads (based upon B&W edit film. If edit has scans, tints, K.O.'s, handwork, etc. will be billed per the attached price list)

B&W ad (supplied RREU negatives)..........................................***

2/C, 3/C or 4/C ad supplied as RREU negatives (price based on one ad).....***

2/C, 3/C or 4/C ad supplied as RREU negatives (price based on two ads)....***

Pick up ads (partial or full page)

Pick up B&W ad............................................................***

Pick up 2/C, 3/C or 4/C ad................................................***

--------------------------------------------------------------------------------
Quad/Imaging                     March 1, 1996                            Page 1

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              QUAD/GRAPHICS, INC.
       1996 PREPARATORY CONTRACT PRICING FOR PLAYBOY ENTERPRISES, INC.
--------------------------------------------------------------------------------
PLAYBOY SPECIALS
Base 4/C Page
(8-3/16" x 10-7/8")

BASE PAGE:
(081) Base 4/C page................................................*** page
      Price includes ripping type and line art from a supplied disk, all random 4/C separations, color correction and touching up of skin blemishes or scratches as noted on each transparency, processing high resolution images into the desktop page file, outputting film, a composite Matchprint proof, color correction and retouching as noted on the first proof, reripping a page file, reprocessing high resolution images into the desktop page file, outputting a second set of final film and a second composite Matchprint proof and two blueline proofs.

You can determine the additional cost of items not specified in the estimate such as silhouettes, drop shadows, versions, color corrections after the second proof show and author alterations per the attached price list.

Your price estimate is based on the specifications and printed samples (September/October 1993 Lingerie book, November/December 1993 Lingerie book, Playboy's Video Playmates, Playboy's Satin, Leather & Lace supplement and the 1993 Centerfold Sensations) that you have provided.
You can help meet the estimated price and complete your project on time by providing the following:
   . Macintosh based QuarkXPress page files created as single pages to be processed and output as final film.

   . Page files containing all type and line art (colored, tinted and built to butt), EPS files and square finish windows in position with low resolution images resident on the page.

   . Thermal proofs or laser proofs of designed pages containing trim marks, call outs for color breaks and tint values and low resolution files showing image position, size, cropping and angling.

   . A list of all CTs and fonts used in the document along with a list of the fonts, software and version used to create EPS files.

--------------------------------------------------------------------------------
Quad/Imaging                     March 1, 1996                            Page 2


*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              QUAD/GRAPHICS, INC.
      1996 PREPARATORY CONTRACT PRICE LIST FOR PLAYBOY ENTERPRISES, INC.
--------------------------------------------------------------------------------
Prices are based on producing an 8-3/16" x 10-7/8" page size.

PLAYBOY 1996 (Contract Price list)
         COLOR SEPARATION
         Price includes a random color proof and either positives or negatives.
         Each subject will be scanned for a comparable representation of the original transparency or to the written instructions on the transparency within scanner limitations. Scans that are, in our judgement, extremely difficult to reproduce will require handwork.
         Color correction is additional.
(356)    B & W separation.........................................***
         Four color separation
(301)    5" x 7"..................................................***
(302)    9" x 12".................................................***
(303)    14" x 20"................................................***

         DESKTOP PAGE PROCESSING
(036)    Trap color...............................................***
(297)    Black & white line scan..................................***
(134)    Page processing, per color, (outputting film additional).***
(489)    Digital file output (per color)..........................***
(073)    Output film (per color)..................................***

         ELECTRONIC SYSTEM
(496)    Electronic page assembly, color correction, swatch
         matching, retouching, special effects, rotation,
         extensive resizing, alteration of desktop page files.....***

         CONVENTIONAL FILM ASSEMBLY
(052)    Color break mask.........................................***
(053)    Tint screen (per value, per color).......................***
(057)    Reverse type.............................................***
(059)    Knock out mask...........................................***
(032)    Cadograph windows and rules..............................***
(069)    Dupe film (per color, per item) does not include strips..***
(054)    Contact film (per color, per item) does not include
         strips...................................................***
(061)    Strip film element.......................................***
(168)    Pick up with inspection (per color, per item)............***
(021)    Handwork (per hour)......................................***
(066)    Final film (per color)...................................***
(031)    Ad inspection............................................***
         * Ad inspection includes checking the screen ruling and angle of films, inspecting films for holes and scratches, checking each film to the furnished proof, checking total density of the proof and noting any potential problems. Proofs are additional.

         PROOFING
(065)    Position proof (blueline)................................***
(023)    Black & white proof (Velox or LOP).......................***
(025)    Matchprint proof.........................................***


--------------------------------------------------------------------------------
Quad/Imaging                      March 1, 1996                           Page 3


*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

-------------------------------------------------------------------------
   OFFSET PRESSWORK         DEL.                      PLATES &     RATE
   FORM DESCRIPTION          AS     OUT     PLATES    MAKEREADY    PER/M
=========================================================================
4 Page Flat Cover (4/4)     4's      4         8      ***          ***
4 Page Flat Cover (5/5)     4's      4        10      ***          ***
4 Page Flat Cover (6/6)     4's      4        12      ***          ***
4 Page Flat Cover (7/4)     4's      4        11      ***          ***
4 Page Flat Cover (7/5)     4's      4        12      ***          ***
4 Page Flat Cover (8/4)     4's      4        12      ***          ***
4 Page Flat Cover (8/5)     4's      4        13      ***          ***
6 Page Gate Cover (4/4)     6's      2         8      ***          ***
6 Page Gate Cover (5/5)     6's      2        10      ***          ***
6 Page Gate Cover (6/6)     6's      2        12      ***          ***
6 Page Gate Center (4/2)    6's      2         6      ***          ***
6 Page Gate Center (4/4)    6's      2         8      ***          ***
6 Page Gate Center (5/4)    6's      2         9      ***          ***
6 Page Gate Center (5/5)    6's      2        10      ***          ***
2 Page Body (1/1)           2's      8         2      ***          ***
2 Page Body (2/2)           2's      8         4      ***          ***
2 Page Body (4/4)           2's      8         8      ***          ***
2 Page Body (5/5)           2's      8        10      ***          ***
4 Page Body (1/1)           4's      4         2      ***          ***
4 Page Body (2/2)           4's      4         4      ***          ***
4 Page Body (4/4)           4's      4         8      ***          ***
4 Page Body (5/5)           4's      4        10      ***          ***
4 Page Body (6/5)           4's      4        10      ***          ***
4 Page Gate Body (1/1)      4's      4         2      ***          ***
4 Page Gate Body (2/2)      4's      4         4      ***          ***
4 Page Gate Body (4/4)      4's      4         8      ***          ***
4 Page Gate Body (5/5)      4's      4        10      ***          ***
6 Page Gate Body (4/4+4/4)  6's      4        16      ***          ***
8 Page Body (1/1)           8's      2         2      ***          ***
8 Page Body (2/2)           8's      2         4      ***          ***
8 Page Body (4/4)           8's      2         8      ***          ***
8 Page Body (5/5)           8's      2        10      ***          ***
8 Page Body (1/1+1/1)       8's      4         4      ***          ***
8 Page Body (2/2+2/2)       8's      4         8      ***          ***
8 Page Body (4/4+1/1)       8's      4        10      ***          ***
8 Page Body (4/4+2/2)       8's      4        12      ***          ***
8 Page Body (4/4+4/4)       8's      4        16      ***          ***
8 Page Body (5/5+4/4)       8's      4        18      ***          ***
8 Page Body (5/5+5/5)       8's      4        20      ***          ***
8 Page Gate Body (4/4)      8's      2         8      ***          ***
8 Page Gate Body (5/5)      8's      2        10      ***          ***
---------------------------------------------------------------------------

Page 1                       Quad / Graphics Inc.              May 30, 1996

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

--------------------------------------------------------------------------------
   OFFSET PRESSWORK        DEL.                        PLATES &        RATE
   FORM DESCRIPTION         AS     OUT   PLATES        MAKEREADY       PER/M
================================================================================
12 Page Body (1/1+1/1)     12's     2       4            ***          ***
12 Page Body (2/2+2/2)     12's     2       8            ***          ***
12 Page Body (4/4+1/1)     12's     2      10            ***          ***
12 Page Body (4/4+2/2)     12's     2      12            ***          ***
12 Page Body (4/4+4/4)     12's     2      16            ***          ***
12 Page Body (5/5+4/4)     12's     2      18            ***          ***
12 Page Body (5/5+5/5)     12's     2      20            ***          ***

16 Page Body (1/1)          8's     1       2            ***          ***
16 Page Body (2/2)          8's     1       4            ***          ***
16 Page Body (4/4)          8's     1       8            ***          ***
16 Page Body (5/5)          8's     1      10            ***          ***

16 Page Body (1/1+1/1)      8's     2       4            ***          ***
16 Page Body (2/2+2/2)      8's     2       8            ***          ***
16 Page Body (4/4+1/1)      8's     2      10            ***          ***
16 Page Body (4/4+2/2)      8's     2      12            ***          ***
16 Page Body (4/4+4/4)      8's     2      16            ***          ***
16 Page Body (5/5+4/4)      8's     2      18            ***          ***
16 Page Body (5/5+5/5)      8's     2      20            ***          ***
16 Page Body (1/1+1/1)     16's     2       4            ***          ***
16 Page Body (2/2+2/2)     16's     2       8            ***          ***
16 Page Body (4/4+1/1)     16's     2      10            ***          ***
16 Page Body (4/4+2/2)     16's     2      12            ***          ***
16 Page Body (4/4+4/4)     16's     2      16            ***          ***
16 Page Body (5/5+4/4)     16's     2      18            ***          ***
16 Page Body (5/5+5/5)     16's     2      20            ***          ***
--------------------------------------------------------------------------------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

--------------------------------------------------------------------------------
   OFFSET PRESSWORK        DEL.                        PLATES &       RATE
   FORM DESCRIPTION         AS     OUT   PLATES        MAKEREADY      PER/M
================================================================================
32 Page Body (1/1+1/1)      8's     1       4            ***          ***
32 Page Body (2/2+2/2)      8's     1       8            ***          ***
32 Page Body (4/4+1/1)      8's     1      10            ***          ***
32 Page Body (4/4+2/2)      8's     1      12            ***          ***
32 Page Body (4/4+4/4)      8's     1      16            ***          ***
32 Page Body (5/5+4/4)      8's     1      18            ***          ***
32 Page Body (5/5+5/5)      8's     1      20            ***          ***
32 Page Body (1/1+1/1)     16's     1       4            ***          ***
32 Page Body (2/2+2/2)     16's     1       8            ***          ***
32 Page Body (4/4+1/1)     16's     1      10            ***          ***
32 Page Body (4/4+2/2)     16's     1      12            ***          ***
32 Page Body (4/4+4/4)     16's     1      16            ***          ***
32 Page Body (5/5+4/4)     16's     1      18            ***          ***
32 Page Body (5/5+5/5)     16's     1      20            ***          ***
--------------------------------------------------------------------------------
Rates are guaranteed for 1,500,000 impressions, replacements will be invoiced as required thereafter. See below for plate and makeready changes.
--------------------------------------------------------------------------------

================================================================================
                                                                      RATE
OFFSET PRESS SUPPLEMENTAL PRICES                       MAKEREADY      PER/M
================================================================================
Plate Charges, each                                     ***          ***
Makeready Changes, each plate                           ***          ***
Rub Off                                                 ***          ***
Perf signature                                          ***          ***
Multiple delivery charges, per delivery                 ***          ***
Press down time, per hour                               ***          ***
--------------------------------------------------------------------------------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

 GRAVURE PRESSWORK     DEL.                        CYLINDERS &      RATE
 FORM DESCRIPTION       AS     OUT    CYLINDERS    MAKEREADY        PER/M
------------------     ----    ---    ---------    -----------     ------
12 Page Body (4/4)     12's     4          8          ***          ***
12 Page Body (5/5)     12's     4         10          ***          ***
16 Page Body (4/4)     16's     4          8          ***          ***
16 Page Body (5/5)     16's     4         10          ***          ***
20 Page Body (4/4)     20's     2          8          ***          ***
20 Page Body (5/5)     20's     2         10          ***          ***
24 Page Body (4/4)     24's     2          8          ***          ***
24 Page Body (5/5)     24's     2         10          ***          ***
28 Page Body (4/4)     28's     2          8          ***          ***
28 Page Body (5/5)     28's     2         10          ***          ***
32 Page Body (4/4)     32's     2          8          ***          ***
32 Page Body (5/5)     32's     2         10          ***          ***
36 Page Body (4/4)     36's     2          8          ***          ***
36 Page Body (5/5)     36's     2         10          ***          ***
40 Page Body (4/4)     20's     1          8          ***          ***
40 Page Body (5/5)     20's     1         10          ***          ***
48 Page Body (4/4)     16's     2          8          ***          ***
48 Page Body (5/5)     16's     2         10          ***          ***
48 Page Body (4/4)     24's     1          8          ***          ***
48 Page Body (5/5)     24's     1         10          ***          ***
56 Page Body (4/4)     28's     1          8          ***          ***
56 Page Body (5/5)     28's     1         10          ***          ***
60 Page Body (4/4)     20's     2          8          ***          ***
60 Page Body (5/5)     20's     2         10          ***          ***
64 Page Body (4/4)     32's     1          8          ***          ***
64 Page Body (5/5)     32's     1         10          ***          ***
72 Page Body (4/4)     24's     1          8          ***          ***
72 Page Body (5/5)     24's     1         10          ***          ***
72 Page Body (4/4)     12's     1          8          ***          ***
72 Page Body (5/5)     12's     1         10          ***          ***
84 Page Body (4/4)     28's     1          8          ***          ***
84 Page Body (5/5)     28's     1         10          ***          ***
96 Page Body (4/4)     32's     1          8          ***          ***
96 Page Body (5/5)     32's     1         10          ***          ***
96 Page Body (4/4)     16's     1          8          ***          ***
96 Page Body (5/5)     16's     1         10          ***          ***

       Included in makeready charges are bromides, one set of cylinders with one press proof and the press makeready.

Page 4                         Quad/Graphics Inc.                   May 30, 1996

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

                                                                           RATE
        GRAVURE PRESS SUPPLEMENTAL PRICES                  MAKEREADY       PER/M
-----------------------------------------------------      ---------      ------
Additional bromides, per page, per color                    ***          ***
Cylinder Charges, each                                      ***          ***
Makeready Changes, each cylinder                            ***          ***
Additional proofs (per side)                                ***          ***
Supplemental engraving for type only, each                  ***          ***
Cylinder storage 1st month, each cylinder                   ***          ***
Cylinder storage each additional month, each cylinder       ***          ***
Press down time, per hour                                   ***          ***

                                                             COVER         BODY
                 OFFSET INK PRICES                           RATE          RATE
-----------------------------------------------------      ---------      ------
4/Color pages, per/M                                         ***          ***
3/Color pages, per/M                                         ***          ***
2/Color pages, per/M                                         ***          ***
Black pages, per/M                                           ***          ***
5/Color (non metallic) pages, per/M                          ***          ***
6/Color (non metallic) pages, per/M                          ***          ***
7/Color (non metallic) pages, per/M                          ***          ***
8/Color (non metallic) pages, per/M                          ***          ***
Metallic Color less than 1/2 page, per/M                     ***          ***
Varnish                                                      ***          ***
UV Coat covers 1 & 4
  Makeready                                                  ***          ***
  Rune Rate, per/M                                           ***          ***
UV Coat covers of gatefold (one side only)
  Makeready                                                  ***          ***
  Run Rate, per/M                                            ***          ***

                                                                           BODY
                       GRAVURE INK PRICES                                  RATE
---------------------------------------------------------------------     ------
4/Color pages, per/M                                                       ***
3/Color pages, per/M                                                       ***
2/Color pages, per/M                                                       ***
Black pages, per/M                                                         ***
PMS ink will be invoices at cost plus 10%                                  ***

Page 5                        Quad/Graphics Inc.                    May 30, 1996

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

                                                                                   RATE
                        PERFECT BINDING                            MAKEREADY       PER/M
---------------------------------------------------------------    ---------      -------
Up to 12 pockets                                                      ***          ***
      13 pockets                                                      ***          ***
      14 pockets                                                      ***          ***
      15 pockets                                                      ***          ***
      16 pockets                                                      ***          ***
      17 pockets                                                      ***          ***
      18 pockets                                                      ***          ***
      19 pockets                                                      ***          ***
      20 pockets                                                      ***          ***
      21 pockets                                                      ***          ***
      22 pockets                                                      ***          ***
      23 pockets                                                      ***          ***
      24 pockets                                                      ***          ***
      25 pockets                                                      ***          ***
      26 pockets                                                      ***          ***
      27 pockets                                                      ***          ***
      28 pockets                                                      ***          ***
      29 pockets                                                      ***          ***
      30 pockets                                                      ***          ***
      31 pockets                                                      ***          ***
      32 pockets                                                      ***          ***
      33 pockets                                                      ***          ***
      34 pockets                                                      ***          ***
      35 pockets                                                      ***          ***
      36 pockets                                                      ***          ***

          Rate Per/M includes all costs up through the trimming unit.
                  Makeready prices are based on (3) machines.

                                                                                   RATE
                   PERFECT BINDING PREMIUMS                        MAKEREADY       PER/M
---------------------------------------------------------------    ---------      -------
Bind-in and Blow-in cards are counted as pockets                     ***          ***
First pocket change per stop, per machine                            ***          ***
Each additional pocket change per same stop, per machine             ***          ***
Demographic insertion (body signatures only) (ink jet required)      ***          ***
Demographic insertion (cover form only) (ink jet required)           ***          ***
Demographic insertion (body forms and cover) (ink jet required)      ***          ***
Apply furnished tip-ons                                              ***          ***
Label Aire/Dot whacker                                               ***          ***
Handwork, per hour                                                   ***          ***
Binder holding time, per hour                                        ***          ***

Page 6                          Quad/Graphics Inc.                 May 30, 1996

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

       IN-LINE POLYWRAP & MAILING                        RATE
WITH ONE ONE COLOR PRE-PRINTED SITMA PLASTIC             PER/M
--------------------------------------------            ------
Up to 12 pockets on perfect binder                       ***
      13 pockets on perfect binder                       ***
      14 pockets on perfect binder                       ***
      15 pockets on perfect binder                       ***
      16 pockets on perfect binder                       ***
      17 pockets on perfect binder                       ***
      18 pockets on perfect binder                       ***
      19 pockets on perfect binder                       ***
      20 pockets on perfect binder                       ***
      21 pockets on perfect binder                       ***
      22 pockets on perfect binder                       ***
      23 pockets on perfect binder                       ***
      24 pockets on perfect binder                       ***
      25 pockets on perfect binder                       ***
      26 pockets on perfect binder                       ***
      27 pockets on perfect binder                       ***
      28 pockets on perfect binder                       ***
      29 pockets on perfect binder                       ***
      30 pockets on perfect binder                       ***
      31 pockets on perfect binder                       ***
      32 pockets on perfect binder                       ***
      33 pockets on perfect binder                       ***
      34 pockets on perfect binder                       ***
      35 pockets on perfect binder                       ***
      36 pockets on perfect binder                       ***

                                                                RATE
     IN-LINE POLYWRAP & MAILING PREMIUMS           MAKEREADY    PER/M
-----------------------------------------------    ---------    -----
Inserts                                             ***          ***
Pocket changes, each                                ***          ***
Ink jet addressing and formatting upcharge
  (max 8 lines in one position)                     ***          ***
Ink jet "out of pocket" upcharge (per postion)      ***          ***
Ink jet code & message or code only                 ***          ***
Demographic insertion                               ***          ***
Additinal colors and versions on poly film will
  be invoiced at cost plus 15%
Label Aire/Dot whacker                              ***          ***


Page 7                        Quad/Graphics Inc.                    May 30, 1996

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                                PRICE SCHEDULES

                                                                             RATE
              NEWSSTAND & BULK PACKING                      MAKEREADY        PER/M
-----------------------------------------------------       ---------       -------
Shrinkwrap in bundles                                          ***            ***
Newsstand label preparation                                    ***            ***
Onsert newsstand letter, per bundle                            ***            ***

                                                                             RATE
                  OFF-LINE MAILING                          MAKEREADY        PER/M
-----------------------------------------------------       ---------       -------
Off-line mail with paper labels                                ***            ***
List changes, each                                             ***            ***
Insert into supplied envelopes                                 ***            ***
Insert into quad supplied envelopes                            ***            ***
Handwork, per hour                                             ***            ***

                                                                             RATE
                 PACKING & HANDLING                         MAKEREADY        PER/M
-----------------------------------------------------       ---------       -------
Off-line Polywrapping base piece                               ***            ***
Off-line polywrapping per insert                               ***            ***
Bulk in cartons, each (with attached shipping label)           ***            ***
Bulk on skids, each                                            ***            ***
Bulk on skids with sleeves, each                               ***            ***
Tearsheets (based on per hour rate)                            ***            ***
Handle funished skids, each                                    ***            ***
Handling furnished stock, per cwt (as received)                ***            ***


Page 8                        Quad/Graphics Inc.                    May 30, 1996

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                Playboy Enterprises, Inc. - Quad/Graphics, Inc.
                             Publication Contract
                        Exhibit D - Paper Requirements

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

 8 1/8" x 10 7/8" BOOK SIZE           ROLL      CYL.       BASIS                RATE
     PAPER REQUIREMENTS               WIDTH     SIZE      WEIGHT   MAKEREADY    PER/M
----------------------------         -------   ------     ------   ---------    -----
4 Page Flat Cover (4/4)              33.7500   22.750       100       ***        ***
4 Page Flat Cover (5/5)              33.7500   22.750       100       ***        ***
4 Page Flat Cover (6/6)              33.7500   22.750       100       ***        ***
  Press Stops, each                  33.7500   22.750       100       ***        ***
  Plate Changes, per plate           33.7500   22.750       100       ***        ***
6 Page Cover (4/4)                   24.5000   22.750        80       ***        ***
6 Page Cover (5/5)                   24.5000   22.750        80       ***        ***
6 Page Cover (6/6)                   24.5000   22.750        80       ***        ***
  Press Stops, each                  24.5000   22.750        80       ***        ***
  Plate Changes, per plate           24.5000   22.750        80       ***        ***
6 Page Center (4/2)                  23.1875   22.750        60       ***        ***
6 Page Center (4/4)                  23.1875   22.750        60       ***        ***
6 Page Center (5/4)                  23.1875   22.750        60       ***        ***
6 Page Center (5/5)                  23.1875   22.750        60       ***        ***
  Press Stops, each                  23.1875   22.750        60       ***        ***
  Plate Changes, per plate           23.1875   22.750        60       ***        ***
2 Page Body (1/1)                    33.5000   22.750        50       ***        ***
2 Page Body (2/2)                    33.5000   22.750        50       ***        ***
2 Page Body (4/4)                    33.5000   22.750        50       ***        ***
2 Page Body (5/5)                    33.5000   22.750        50       ***        ***
4 Page Body (1/1)                    33.5000   22.750        50       ***        ***
4 Page Body (2/2)                    33.5000   22.750        50       ***        ***
4 Page Body (4/4)                    33.5000   22.750        50       ***        ***
4 Page Body (5/5)                    33.5000   22.750        50       ***        ***
4 Page Body (1/1)                    33.5000   22.750        40       ***        ***
4 Page Body (2/2)                    33.5000   22.750        40       ***        ***
4 Page Body (4/4)                    33.5000   22.750        40       ***        ***
4 Page Body (5/5)                    33.5000   22.750        40       ***        ***
4 Page Gatefold (1/1)                30.5000   22.750        60       ***        ***
4 Page Gatefold (2/2)                30.5000   22.750        60       ***        ***
4 Page Gatefold (4/4)                30.5000   22.750        60       ***        ***
4 Page Gatefold (5/5)                30.5000   22.750        60       ***        ***
  Press Stops, each                  30.5000   22.750        60       ***        ***
  Plate Changes, per plate           30.5000   22.750        60       ***        ***
6 Page Gatefold (4/4)(4/4)           19.1250   22.750        60       ***        ***
  Press Stops, each                  19.1250   22.750        60       ***        ***
  Plate Changes, per plate           19.1250   22.750        60       ***        ***
8 Page Body (1/1)                    33.5000   22.750        50       ***        ***
8 Page Body (2/2)                    33.5000   22.750        50       ***        ***
8 Page Body (4/4)                    33.5000   22.750        50       ***        ***
8 Page Body (5/5)                    33.5000   22.750        50       ***        ***
8 Page Body (1/1)                    33.5000   22.750        40       ***        ***
8 Page Body (2/2)                    33.5000   22.750        40       ***        ***
8 Page Body (4/4)                    33.5000   22.750        40       ***        ***
8 Page Body (5/5)                    33.5000   22.750        40       ***        ***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 1                        Quad/Graphics Inc.               September 9, 1996

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

 8 1/8" x 10 7/8" BOOK SIZE           ROLL      CYL.       BASIS                RATE
     PAPER REQUIREMENTS               WIDTH     SIZE      WEIGHT   MAKEREADY    PER/M
----------------------------         -------   ------     ------   ---------    -----
8 Page Body (1/1+1/1)                33.5000   22.750        50       ***        ***
8 Page Body (2/2+2/2)                33.5000   22.750        50       ***        ***
8 Page Body (4/4+1/1)                33.5000   22.750        50       ***        ***
8 Page Body (4/4+2/2)                33.5000   22.750        50       ***        ***
8 Page Body (4/4+4/4)                33.5000   22.750        50       ***        ***
8 Page Body (5/5+4/4)                33.5000   22.750        50       ***        ***
8 Page Body (5/5+5/5)                33.5000   22.750        50       ***        ***
8 Page Body (1/1+1/1)                33.5000   22.750        40       ***        ***
8 Page Body (2/2+2/2)                33.5000   22.750        40       ***        ***
8 Page Body (4/4+1/1)                33.5000   22.750        40       ***        ***
8 Page Body (4/4+2/2)                33.5000   22.750        40       ***        ***
8 Page Body (4/4+4/4)                33.5000   22.750        40       ***        ***
8 Page Body (5/5+4/4)                33.5000   22.750        40       ***        ***
8 Page Body (5/5+5/5)                33.5000   22.750        40       ***        ***
8 Page Gatefold (4/4)                31.7500   22.750        60       ***        ***
8 Page Gatefold (5/5)                31.7500   22.750        60       ***        ***
  Press Stops, each                  31.7500   22.750        60       ***        ***
  Plate Changes, per plate           31.7500   22.750        60       ***        ***
12 Page Body (1/1+                   33.5000   22.750        40       ***        ***
                  1/1)               16.7500   22.750        40       ***        ***
12 Page Body (2/2+                   33.5000   22.750        40       ***        ***
                  2/2)               16.7500   22.750        40       ***        ***
12 Page Body (4/4+                   33.5000   22.750        40       ***        ***
                  1/1)               16.7500   22.750        40       ***        ***
12 Page Body (4/4+                   33.5000   22.750        40       ***        ***
                  2/2)               16.7500   22.750        40       ***        ***
12 Page Body (4/4+                   33.5000   22.750        40       ***        ***
                  4/4)               16.7500   22.750        40       ***        ***
12 Page Body (5/5+                   33.5000   22.750        40       ***        ***
                  4/4)               16.7500   22.750        40       ***        ***
12 Page Body (5/5+                   33.5000   22.750        40       ***        ***
                  5/5)               16.7500   22.750        40       ***        ***
16 Page Body (1/1)                   33.5000   22.750        40       ***        ***
16 Page Body (2/2)                   33.5000   22.750        40       ***        ***
16 Page Body (4/4)                   33.5000   22.750        40       ***        ***
16 Page Body (5/5)                   33.5000   22.750        40       ***        ***
16 Page Body (1/1+1/1)               33.5000   22.750        40       ***        ***
16 Page Body (2/2+2/2)               33.5000   22.750        40       ***        ***
16 Page Body (4/4+1/1)               33.5000   22.750        40       ***        ***
16 Page Body (4/4+2/2)               33.5000   22.750        40       ***        ***
16 Page Body (4/4+4/4)               33.5000   22.750        40       ***        ***
16 Page Body (5/5+4/4)               33.5000   22.750        40       ***        ***
16 Page Body (5/5+5/5)               33.5000   22.750        40       ***        ***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 2                        Quad/Graphics Inc.               September 9, 1996

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

 8 1/8" x 10 7/8" BOOK SIZE           ROLL      CYL.       BASIS                RATE
     PAPER REQUIREMENTS               WIDTH     SIZE      WEIGHT   MAKEREADY    PER/M
----------------------------         -------   ------     ------   ---------    -----
32 Page Body (1/1+1/1)               33.5000   22.750        40       ***        ***
32 Page Body (2/2+2/2)               33.5000   22.750        40       ***        ***
32 Page Body (4/4+1/1)               33.5000   22.750        40       ***        ***
32 Page Body (4/4+2/2)               33.5000   22.750        40       ***        ***
32 Page Body (4/4+4/4)               33.5000   22.750        40       ***        ***
32 Page Body (5/5+4/4)               33.5000   22.750        40       ***        ***
32 Page Body (5/5+5/5)               33.5000   22.750        40       ***        ***
  Press Stops, per web, each         33.5000   22.750        50       ***        ***
  Press Stops, per web, each         33.5000   22.750        40       ***        ***
  Plate Changes, per plate           33.5000   22.750        50       ***        ***
  Plate Changes, per plate           33.5000   22.750        40       ***        ***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 3                        Quad/Graphics Inc.               September 9, 1996

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

 8 1/8" x 10 7/8" BOOK SIZE           ROLL      CYL.       BASIS                RATE
     PAPER REQUIREMENTS               WIDTH     SIZE      WEIGHT   MAKEREADY    PER/M
----------------------------         -------   ------     ------   ---------    -----
4 Page Flat Cover (4/4)              33.7500   22.750       100       ***        ***
4 Page Flat Cover (5/5)              33.7500   22.750       100       ***        ***
4 Page Flat Cover (6/6)              33.7500   22.750       100       ***        ***
  Press Stops, each                  33.7500   22.750       100       ***        ***
  Plate Changes, per plate           33.7500   22.750       100       ***        ***
6 Plate Cover (4/4)                  24.5000   22.750       100       ***        ***
6 Plate Cover (5/5)                  24.5000   22.750       100       ***        ***
6 Plate Cover (6/6)                  24.5000   22.750       100       ***        ***
  Press Stops, each                  24.5000   22.750       100       ***        ***
  Plate Changes, per plate           24.5000   22.750       100       ***        ***
6 Page Center (4/2)                  23.1875   22.750        80       ***        ***
6 Page Center (4/4)                  23.1875   22.750        80       ***        ***
6 Page Center (5/4)                  23.1875   22.750        80       ***        ***
6 Page Center (5/5)                  23.1875   22.750        80       ***        ***
  Press Stops, each                  23.1875   22.750        80       ***        ***
  Plate Changes, per plate           23.1875   22.750        80       ***        ***
2 Page Body (1/1)                    33.5000   22.750        80       ***        ***
2 Page Body (2/2)                    33.5000   22.750        80       ***        ***
2 Page Body (4/4)                    33.5000   22.750        80       ***        ***
2 Page Body (5/5)                    33.5000   22.750        80       ***        ***
2 Page Body (1/1)                    33.5000   22.750        60       ***        ***
2 Page Body (2/2)                    33.5000   22.750        60       ***        ***
2 Page Body (4/4)                    33.5000   22.750        60       ***        ***
2 Page Body (5/5)                    33.5000   22.750        60       ***        ***
4 Page Body (1/1)                    33.5000   22.750        60       ***        ***
4 Page Body (2/2)                    33.5000   22.750        60       ***        ***
4 Page Body (4/4)                    33.5000   22.750        60       ***        ***
4 Page Body (5/5)                    33.5000   22.750        60       ***        ***
4 Page Body (1/1)                    33.5000   22.750        40       ***        ***
4 Page Body (2/2)                    33.5000   22.750        40       ***        ***
4 Page Body (4/4)                    33.5000   22.750        40       ***        ***
4 Page Body (5/5)                    33.5000   22.750        40       ***        ***
4 Page Gatefold (1/1)                30.5000   22.750        80       ***        ***
4 Page Gatefold (2/2)                30.5000   22.750        80       ***        ***
4 Page Gatefold (4/4)                30.5000   22.750        80       ***        ***
4 Page Gatefold (5/5)                30.5000   22.750        80       ***        ***
  Press Stops, each                  30.5000   22.750        80       ***        ***
  Plate Changes, per plate           30.5000   22.750        80       ***        ***
6 Page Gatefold (4/4)(4/4)           19.1250   22.750        80       ***        ***
  Press Stops, each, per web         19.1250   22.750        80       ***        ***
  Plate Changes, per plate           19.1250   22.750        80       ***        ***
8 Page Body (1/1)                    33.5000   22.750        60       ***        ***
8 Page Body (2/2)                    33.5000   22.750        60       ***        ***
8 Page Body (4/4)                    33.5000   22.750        60       ***        ***
8 Page Body (5/5)                    33.5000   22.750        60       ***        ***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 4                        Quad/Graphics Inc.               September 9, 1996

                                        PLAYBOY ENTERPRISES
                                         PAPER REQUIREMENTS
----------------------------------------------------------------------------------------------------------
     8 1/8"X10 7/8" BOOK SIZE                ROLL          CYL.         BASIS                      RATE
        PAPER REQUIREMENTS                   WIDTH         SIZE         WEIGHT      MAKEREADY      PER/M
===========================================================================================================
8 Page Body (1/1+1/1)                       33.5000        22.750         60           ***          ***
8 Page Body (2/2+2/2)                       33.5000        22.750         60           ***          ***
8 Page Body (4/4+1/1)                       33.5000        22.750         60           ***          ***
8 Page Body (4/4+2/2)                       33.5000        22.750         60           ***          ***
8 Page Body (4/4+4/4)                       33.5000        22.750         60           ***          ***
8 Page Body (5/5+4/4)                       33.5000        22.750         60           ***          ***
8 Page Body (5/5+5/5)                       33.5000        22.750         60           ***          ***
8 Page Gatefold (4/4)                       31.7500        22.750         60           ***          ***
8 Page Gatefold (5/5)                       31.7500        22.750         60           ***          ***
  Press Stops, each                         31.7500        22.750         60           ***          ***
  Plate Changes, per plate                  31.7500        22.750         60           ***          ***
  Press Stops, per web, each                33.5000        22.750         80           ***          ***
  Press Stops, per web, each                33.5000        22.750         60           ***          ***
  Plate Changes, per plate                  33.5000        22.750         80           ***          ***
  Plate Changes, per plate                  33.5000        22.750         60           ***          ***
-----------------------------------------------------------------------------------------------------------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

--------------------------------------------------------------------------------
 8 1/8" X 10 7/8" Book Size          ROLL    CYL.    BASIS                 RATE
    PAPER REQUIREMENTS              WIDTH    SIZE    WEIGHT   MAKEREADY   PER/M
================================================================================
12 Page Body (4/4)                  66.875   33.500    40        ***       ***
12 Page Body (5/5)                  66.875   33.500    40        ***       ***
16 Page Body (4/4)                  89.125   33.500    40        ***       ***
16 Page Body (5/5)                  89.125   33.500    40        ***       ***
20 Page Body (4/4)                  55.750   33.500    40        ***       ***
20 Page Body (5/5)                  55.750   33.500    40        ***       ***
24 Page Body (4/4)                  66.875   33.500    40        ***       ***
24 Page Body (5/5)                  66.875   33.500    40        ***       ***
28 Page Body (4/4)                  78.000   33.500    40        ***       ***
28 Page Body (5/5)                  78.000   33.500    40        ***       ***
32 Page Body (4/4)                  89.125   33.500    40        ***       ***
32 Page Body (5/5)                  89.125   33.500    40        ***       ***
36 Page Body (4/4)                  66.875   50.250    40        ***       ***
36 Page Body (5/5)                  66.875   50.250    40        ***       ***
40 Page Body (4/4)                  55.750   33.500    40        ***       ***
40 Page Body (5/5)                  55.750   33.500    40        ***       ***
48 Page Body (4/4)                  89.125   50.250    40        ***       ***
48 Page Body (5/5)                  89.125   50.250    40        ***       ***
48 Page Body (4/4)                  66.875   33.500    40        ***       ***
?? Page Body (5/5)                  66.875   33.500    40        ***       ***
?? Page Body (4/4)                  78.000   33.500    40        ***       ***
56 Page Body (5/5)                  78.000   33.500    40        ***       ***
60 Page Body (4/4)                  55.750   50.250    40        ***       ***
60 Page Body (5/5)                  55.750   50.250    40        ***       ***
64 Page Body (4/4)                  89.125   33.500    40        ***       ***
64 Page Body (5/5)                  89.125   33.500    40        ***       ***
72 Page Body (4/4)                  66.875   50.250    40        ***       ***
72 Page Body (5/5)                  66.875   50.250    40        ***       ***
84 Page Body (4/4)                  78.000   50.250    40        ***       ***
84 Page Body (5/5)                  78.000   50.250    40        ***       ***
96 Page Body (4/4)                  89.125   50.250    40        ***       ***
96 Page Body (5/5)                  89.125   50.250    40        ***       ***
   Cylinder Changes, per cylinder   55.750   33.500    40        ***       ***
   Cylinder Changes, per cylinder   66.875   33.500    40        ***       ***
   Cylinder Changes, per cylinder   78.000   33.500    40        ***       ***
   Cylinder Changes, per cylinder   89.125   33.500    40        ***       ***
   Cylinder Changes, per cylinder   55.750   50.250    40        ***       ***
   Cylinder Changes, per cylinder   66.875   50.250    40        ***       ***
   Cylinder Changes, per cylinder   78.000   50.250    40        ***       ***
   Cylinder Changes, per cylinder   89.125   50.250    40        ***       ***
--------------------------------------------------------------------------------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              Quad/Graphics Inc.               September 9, 1996

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

---------------------------------------------------------------------------------------------
8 1/8" X 10 7/8" Book Size              ROLL       CYL.      BASIS                     RATE
PAPER REQUIREMENTS                      WIDTH      SIZE      WEIGHT    MAKEREADY       PER/M
=============================================================================================
12 Page Body (4/4)                      66.875    33.500      45          ***           ***
12 Page Body (5/5)                      66.875    33.500      45          ***           ***
16 Page Body (4/4)                      89.125    33.500      45          ***           ***
16 Page Body (5/5)                      89.125    33.500      45          ***           ***
20 Page Body (4/4)                      55.750    33.500      45          ***           ***
20 Page Body (5/5)                      55.750    33.500      45          ***           ***
24 Page Body (4/4)                      66.875    33.500      45          ***           ***
24 Page Body (5/5)                      66.875    33.500      45          ***           ***
28 Page Body (4/4)                      78.000    33.500      45          ***           ***
28 Page Body (5/5)                      78.000    33.500      45          ***           ***
32 Page Body (4/4)                      89.125    33.500      45          ***           ***
32 Page Body (5/5)                      89.125    33.500      45          ***           ***
36 Page Body (4/4)                      66.875    50.250      45          ***           ***
36 Page Body (5/5)                      66.875    50.250      45          ***           ***
40 Page Body (4/4)                      55.750    33.500      45          ***           ***
40 Page Body (5/5)                      55.750    33.500      45          ***           ***
48 Page Body (4/4)                      89.125    50.250      45          ***           ***
48 Page Body (5/5)                      89.125    50.250      45          ***           ***
48 Page Body (4/4)                      66.875    33.500      45          ***           ***
?? Page Body (5/5)                      66.875    33.500      45          ***           ***
?? Page Body (4/4)                      78.000    33.500      45          ***           ***
56 Page Body (5/5)                      78.000    33.500      45          ***           ***
60 Page Body (4/4)                      55.750    50.250      45          ***           ***
60 Page Body (5/5)                      55.750    50.250      45          ***           ***
64 Page Body (4/4)                      89.125    33.500      45          ***           ***
64 Page Body (5/5)                      89.125    33.500      45          ***           ***
72 Page Body (4/4)                      66.875    50.250      45          ***           ***
72 Page Body (5/5)                      66.875    50.250      45          ***           ***
84 Page Body (4/4)                      78.000    50.250      45          ***           ***
84 Page Body (5/5)                      78.000    50.250      45          ***           ***
96 Page Body (4/4)                      89.125    50.250      45          ***           ***
96 Page Body (5/5)                      89.125    50.250      45          ***           ***
   Cylinder Changes, per cylinder       55.750    33.500      45          ***           ***
   Cylinder Changes, per cylinder       66.875    33.500      45          ***           ***
   Cylinder Changes, per cylinder       78.000    33.500      45          ***           ***
   Cylinder Changes, per cylinder       89.125    33.500      45          ***           ***
   Cylinder Changes, per cylinder       55.750    50.250      45          ***           ***
   Cylinder Changes, per cylinder       66.875    50.250      45          ***           ***
   Cylinder Changes, per cylinder       78.000    50.250      45          ***           ***
   Cylinder Changes, per cylinder       89.125    50.250      45          ***           ***
---------------------------------------------------------------------------------------------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                               Quad/Graphic Inc.               September 9, 1996

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

--------------------------------------------------------------------------------------------------------------
8 1/8" X 10 7/8" BOOK SIZE               ROLL            CYL.           BASIS                           RATE
PAPER REQUIREMENTS                      WIDTH           SIZE           WEIGHT           MAKEREADY       PER/M
==============================================================================================================
12 Page Body (4/4)                     66.875          33.500           50                 ***           ***
12 Page Body (5/5)                     66.875          33.500           50                 ***           ***
16 Page Body (4/4)                     89.125          33.500           50                 ***           ***
16 Page Body (5/5)                     89.125          33.500           50                 ***           ***
20 Page Body (4/4)                     55.750          33.500           50                 ***           ***
20 Page Body (5/5)                     55.750          33.500           50                 ***           ***
24 Page Body (4/4)                     66.875          33.500           50                 ***           ***
24 Page Body (5/5)                     66.875          33.500           50                 ***           ***
28 Page Body (4/4)                     78.000          33.500           50                 ***           ***
28 Page Body (5/5)                     78.000          33.500           50                 ***           ***
32 Page Body (4/4)                     89.125          33.500           50                 ***           ***
32 Page Body (5/5)                     89.125          33.500           50                 ***           ***
36 Page Body (4/4)                     66.875          50.250           50                 ***           ***
36 Page Body (5/5)                     66.875          50.250           50                 ***           ***
40 Page Body (4/4)                     55.750          33.500           50                 ***           ***
40 Page Body (5/5)                     55.750          33.500           50                 ***           ***
48 Page Body (4/4)                     89.125          50.250           50                 ***           ***
48 Page Body (5/5)                     89.125          50.250           50                 ***           ***
48 Page Body (4/4)                     66.875          33.500           50                 ***           ***
48 Page Body (5/5)                     66.875          33.500           50                 ***           ***
56 Page Body (4/4)                     78.000          33.500           50                 ***           ***
56 Page Body (5/5)                     78.000          33.500           50                 ***           ***
60 Page Body (4/4)                     55.750          50.250           50                 ***           ***
60 Page Body (5/5)                     55.750          50.250           50                 ***           ***
64 Page Body (4/4)                     89.125          33.500           50                 ***           ***
64 Page Body (5/5)                     89.125          33.500           50                 ***           ***
72 Page Body (4/4)                     66.875          50.250           50                 ***           ***
72 Page Body (5/5)                     66.875          50.250           50                 ***           ***
84 Page Body (4/4)                     78.000          50.250           50                 ***           ***
84 Page Body (5/5)                     78.000          50.250           50                 ***           ***
96 Page Body (4/4)                     89.125          50.250           50                 ***           ***
96 Page Body (5/5)                     89.125          50.250           50                 ***           ***
   Cylinder Changes, per cylinder      55.750          33.500           50                 ***           ***
   Cylinder Changes, per cylinder      66.875          33.500           50                 ***           ***
   Cylinder Changes, per cylinder      78.000          33.500           50                 ***           ***
   Cylinder Changes, per cylinder      89.125          33.500           50                 ***           ***
   Cylinder Changes, per cylinder      55.750          50.250           50                 ***           ***
   Cylinder Changes, per cylinder      66.875          50.250           50                 ***           ***
   Cylinder Changes, per cylinder      78.000          50.250           50                 ***           ***
   Cylinder Changes, per cylinder      89.125          50.250           50                 ***           ***
--------------------------------------------------------------------------------------------------------------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                         Quad/Graphics Inc                   September 9, 1990

                              PLAYBOY ENTERPRISES
                              PAPER REQUIREMENTS

---------------------------------------------------------------------------------------------
8 1/8" X 10 7/8" BOOK SIZE               ROLL       CYL.     BASIS                     RATE
PAPER REQUIREMENTS                      WIDTH      SIZE      WEIGHT    MAKEREADY       PER/M
=============================================================================================
12 Page Body (4/4)                      66.875    33.500      60          ***           ***
12 Page Body (5/5)                      66.875    33.500      60          ***           ***
16 Page Body (4/4)                      89.125    33.500      60          ***           ***
16 Page Body (5/5)                      89.125    33.500      60          ***           ***
20 Page Body (4/4)                      55.750    33.500      60          ***           ***
20 Page Body (5/5)                      55.750    33.500      60          ***           ***
24 Page Body (4/4)                      66.875    33.500      60          ***           ***
24 Page Body (5/5)                      66.875    33.500      60          ***           ***
28 Page Body (4/4)                      78.000    33.500      60          ***           ***
28 Page Body (5/5)                      78.000    33.500      60          ***           ***
32 Page Body (4/4)                      89.125    33.500      60          ***           ***
32 Page Body (5/5)                      89.125    33.500      60          ***           ***
36 Page Body (4/4)                      66.875    50.250      60          ***           ***
36 Page Body (5/5)                      66.875    50.250      60          ***           ***
40 Page Body (4/4)                      55.750    33.500      60          ***           ***
40 Page Body (5/5)                      55.750    33.500      60          ***           ***
48 Page Body (4/4)                      89.125    50.250      60          ***           ***
48 Page Body (5/5)                      89.125    50.250      60          ***           ***
48 Page Body (4/4)                      66.875    33.500      60          ***           ***
48 Page Body (5/5)                      66.875    33.500      60          ***           ***
56 Page Body (4/4)                      78.000    33.500      60          ***           ***
56 Page Body (5/5)                      78.000    33.500      60          ***           ***
60 Page Body (4/4)                      55.750    50.250      60          ***           ***
60 Page Body (5/5)                      55.750    50.250      60          ***           ***
64 Page Body (4/4)                      89.125    33.500      60          ***           ***
64 Page Body (5/5)                      89.125    33.500      60          ***           ***
72 Page Body (4/4)                      66.875    50.250      60          ***           ***
72 Page Body (5/5)                      66.875    50.250      60          ***           ***
84 Page Body (4/4)                      78.000    50.250      60          ***           ***
84 Page Body (5/5)                      78.000    50.250      60          ***           ***
96 Page Body (4/4)                      89.125    50.250      60          ***           ***
96 Page Body (5/5)                      89.125    50.250      60          ***           ***
   Cylinder Changes, per cylinder       55.750    33.500      60          ***           ***
   Cylinder Changes, per cylinder       66.875    33.500      60          ***           ***
   Cylinder Changes, per cylinder       78.000    33.500      60          ***           ***
   Cylinder Changes, per cylinder       89.125    33.500      60          ***           ***
   Cylinder Changes, per cylinder       55.750    50.250      60          ***           ***
   Cylinder Changes, per cylinder       66.875    50.250      60          ***           ***
   Cylinder Changes, per cylinder       78.000    50.250      60          ***           ***
   Cylinder Changes, per cylinder       89.125    50.250      60          ***           ***
---------------------------------------------------------------------------------------------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                              Quad/Graphics Inc.               September 9, 1996

                Playboy Enterprises, Inc. - Quad/Graphics, Inc.
                             Publication Contract
                             Exhibit E - Pro Forma

            [LETTERHEAD OF PLAYBOY ENTERPRISES, INC. APPEARS HERE]


                                                         [LOGO OF QUAD/GRAPHICS]


NOVEMBER 1997 ISSUE - 188-PAGES + 2-PAGE INSERT + 2-PAGE INSERT - PRELIMINARY -
                                                           4,198,895 COPIES
                                                           1,113,354 INSERTS
================================================================================

---------------------------------------------------------
PREPARATORY OPERATIONS                                                QUANTITY       PRICE/M        TOTAL
---------------------------------------------------------             --------       -------        -----
     Enterprise Graphics -                                                                                ***
                                                                                                 -------------
                                                                                                 -------------
                              Total Preparatory Operations......................................          ***
                                                                                                 -------------

---------------------------------------------------------
PLATES & PRESSWORK
---------------------------------------------------------
     Cover Form
     ----------
     4-Page (6/6) As 4's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***
          Version Change Plates                                           31              ***            ***
          Credit To Run (6/4)                                             (2)             ***            ***

          U.V. Coat Makeready                                              1              ***            ***
          U.V. Coat Run                                            4,198,895              ***            ***

          Additional Makeready For Color OK                                1              ***            ***
          Credit For Pick-Up Plates                                       (1)             ***            ***

     Offset Body Form's
     ------------------
     Form 4/6/19/20 - (Folios: 25-32/37-44/151-158/159-166)
     32-Pages (4/4)(4/4) As 8's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***
          Version Change Plates                                            4              ***            ***

     Form 2 - (Folios: 5-20)
     16-Pages (4/4)(4/4) As 16's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***

     Form 1/3/5/7 - (Folios: 1-4/21-24/33-36/45-48)
     16-Pages (4/4) As 8's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***
          Multiple Delivery As 4's                                 4,198,895              ***            ***

     Form 21/23 - (Folios: 167-174/177-184)
     16-Pages (4/4)(4/4) As 8's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***

     Form 10 - (Folios: 61-68)
     8-Pages (4/4)(4/4) As 8's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***

     Form 8 - (Folios: 49-56)
     8-Pages (4/4)(4/4) As 4's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***
          Version Change Plates                                            2              ***            ***

     Form 9/18 - (Folios: 57-60/147-150)
     8-Page (4/4) As 8's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***
          Version Change Plates                                            4              ***            ***
          Multiple Delivery As 4's                                 4,198,895              ***            ***

     Form 14 - (Folios: 105-110)
     6-Page (5/4) as Gatefold
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***

     Form 22 - (175-176)
     2-Pages (4/4) As 2's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***

     Form SWE-PS
     2-Pages (4/4) As 2's
          Original Makeready                                               1              ***            ***




          Run Rate                                                 1,113,354              ***            ***
          Perf Signature                                                   1              ***            ***
          Run Rate                                                 1,113,354              ***            ***

     Form Insert
     2-Pages (5/5) As 2's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 1,113,354              ***            ***
          Perf Signature                                                   1              ***            ***
          Run Rate                                                 1,113,354              ***            ***

     GRAVURE BODY FORMS
     ------------------
     Form  11/12/13/15/16/17 -  (Folios: 69-80/81-92/93-104/111-122/123-134/135-146)
     72-Pages (4/4) As 12's
          Original Makeready                                               1              ***            ***
          Run Rate                                                 4,198,895              ***            ***

     Supplemental Engraving For Type Only
     Black Cylinder Side 1                                                                               ***
     Black Cylinder Side 2                                                                               ***
                                                                                                     ==========
                              Total Presswork........................................                    ***
                                                                                                     ----------


*** Confidential information omitted pursuant to request for confidential treatment filed seperately with Securities and Exchange Commission.

Page 3     Invoice No.          344727

--------------------------------------
INK                                     QUANTITY      PRICE/M       TOTAL
--------------------------------------  --------      -------       -----
     OFFSET INK COVERS
     -----------------
       1  6/Color Pages   0.711         4,198,895         ***         ***
       3  4/Color Pages   0.356         4,198,895         ***         ***

     OFFSET INK BODY
     ---------------
       1  5/Color Pages   0.533         4,198,895         ***         ***
      86  4/Color Pages   0.322         4,198,895         ***         ***
      25  1/Color Pages   0.059         4,198,895         ***         ***
       3  Varnish Pages   0.592         4,198,895         ***         ***

     OFFSET INK INSERT
     -----------------
       2  4/Color Pages   0.322         1,113,354         ***         ***
       1  Metallic Pages  0.356         1,113,354         ***         ***

     OFFSET INK INSERT
     -----------------
       2  4/Color Pages   0.322         1,113,354         ***         ***

     GRAVURE INK
     -----------
      58  4/Color Pages   0.540         4,198,895         ***         ***
      14  1/Color Pages   0.106         4,198,895         ***         ***
                                                                   ---------
                    Total Ink.........................                ***
                                                                   ---------

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 4    Invoice No.         344727

------------------------------------
PERFECT BINDING (Bind Only)                         QUANTITY        PRICE/M         TOTAL
------------------------------------                --------        -------         -----
32  Pocket Makeready                                                                     ***
23  Pocket Run - Military                             16,254            ***              ***
23  Pocket Run - International                       179,315            ***              ***
24  Pocket Run - Canada                              185,504            ***              ***
27  Pocket Run - Southwest                            70,057            ***              ***
27  Pocket Run - Kentucky (GA)                         4,825            ***              ***
27  Pocket Run - Central/North Dakota                174,223            ***              ***
28  Pocket Run - Western                              88,433            ***              ***
28  Pocket Run - Colorado (SW)                        21,325            ***              ***
28  Pocket Run - Texas                                74,607            ***              ***
28  Pocket Run - Gulf Atlantic                        42,507            ***              ***
28  Pocket Run - South Atlantic                       43,207            ***              ***
28  Pocket Run - Capital States/Maryland              43,657            ***              ***
28  Pocket Run - New England                          28,707            ***              ***
28  Pocket Run - North Atlantic                       99,657            ***              ***
28  Pocket Run - Wisconsin (CG)                       39,024            ***              ***
28  Pocket Run - Chicago                              34,522            ***              ***
29  Pocket Run - Arizona (WS)                         25,475            ***              ***
29  Pocket Run - North California                     52,107            ***              ***
29  Pocket Run - South California                     75,187            ***              ***
29  Pocket Run - Georgia (SA)                         23,150            ***              ***
29  Pocket Run - Florida/Georgia                      54,132            ***              ***
29  Pocket Run - Massachusetts (NG)                   40,050            ***              ***
29  Pocket Run - New York                             78,502            ***              ***
                                                ------------                    ------------
Total Bind Only                                    1,494,427  Copies                     ***

------------------------------------
SUBSCRIPTION (Bind/Mail)
------------------------------------
27  Pocket Run - Scent Free                              654            ***              ***
27  Pocket Run - New York Comps                        2,750            ***              ***
27  Pocket Run - Southwest                           220,105            ***              ***
27  Pocket Run - Central/Kentucky/North Dakota       483,001            ***              ***
27  Pocket Run - APD Warren/Pontiac                    8,129            ***              ***
28  Pocket Run - Western                             216,897            ***              ***
28  Pocket Run - Colorado (SW)                        48,002            ***              ***
28  Pocket Run - Texas                               167,111            ***              ***
28  Pocket Run - Gulf Atlantic/Capital States/
                 South Atlantic Maryland             397,532            ***              ***
28  Pocket Run - New England                          65,583            ***              ***
28  Pocket Run - North Atlantic                      237,201            ***              ***
28  Pocket Run - Wisconsin (CE)                       55,302            ***              ***
28  Pocket Run - Chicago                              89,978            ***              ***
29  Pocket Run - Arizona (WS)                         47,349            ***              ***
29  Pocket Run - North California                    118,806            ***              ***
29  Pocket Run - South California                    182,570            ***              ***
29  Pocket Run - Georgia (SA)                         52,954            ***              ***
29  Pocket Run - Florida                             151,731            ***              ***
29  Pocket Run - Massachusetts (NG)                   44,234            ***              ***
29  Pocket Run - New York Comps                      115,079            ***              ***
                                                ------------                    ------------
Total Subscription                                 2,704,468  Copies                     ***
                                                                                ------------

                    Total Perfect Binding & Mailing.............................         ***
                                                                                ------------


*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 5    Invoice No.    344727

-------------------------------
PERFECT BINDING PREMIUMS
-------------------------------
     First Pocket Changes                                                   29        ***      ***
     Additional Pocket Changes                                              30        ***      ***

     Tip-On Mexico Version
      Makeready                                                              1        ***      ***
      Run                                                                7,603        ***      ***

     Label-Aire - "Brett Farve-Interveiw"
      Makeready                                                              1        ***      ***
      Run                                                               28,762        ***      ***
                                                                                               ***
                                                                                           ----------
     Additional To Produce Label-Aire
                                                                                           ----------

                    Total Perfect Binding Premiums............................................ ***

-------------------------------
INLINE POLY/MAIL PREMIUMS
-------------------------------
     Midnight Playmates And Erotic Sensations Sitma Insert
      Makeready                                                              1        ***      ***
      Run                                                               48,645        ***      ***

     Locker Room Fantasy
      Makeready                                                              1        ***      ***
      Run                                                                1,246        ***      ***

     Locker Room Fantasy And Playmates Exposed
      Makeready                                                              1        ***      ***
      Run                                                               58,950        ***      ***

     Franklin Mint Insert
      Makeready                                                              3        ***      ***
      Run                                                            2,704,468        ***      ***

     Attached Test (Reply Envelope)
      Makeready                                                              1        ***      ***
      Run (Canada)                                                      48,651        ***      ***
      Run (Western)                                                    109,367        ***      ***
      Run (Arizona)                                                     29,108        ***      ***
      Run (North California)                                            65,095        ***      ***
      Run (South California)                                            99,108        ***      ***
      Run (Southwest)                                                  116,206        ***      ***
      Run (Colorado)                                                    30,370        ***      ***
      Run (Texas)                                                       90,481        ***      ***
      Run (Kentucky)                                                   282,290        ***      ***
      Run (Gulf Atlantic / South Atlantic / Capital State              161,203        ***      ***
      Run (Georgia)                                                     29,603        ***      ***
      Run (Florida)                                                     83,851        ***      ***
      Run (Maryland / DC)                                               30,883        ***      ***
      Run (Massachussetts)                                              28,761        ***      ***


***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 6         Invoice No.         34427

----------------------------------------
INLINE POLY/MAIL PREMIUMS (cont.)
----------------------------------------
    Run (New England)                                              32,471          ***    ***
    Run (North Atlantic)                                          133,058          ***    ***
    Run (New York)                                                 64,120          ***    ***
    Run (North Dakota)                                              5,216          ***    ***
    Run (Wisconsin)                                                36,606          ***    ***
    Run (Chicago)                                                  48,137          ***    ***
    Run (Test #16)                                                 19,731          ***    ***
    Run (Test #17)                                                 19,693          ***    ***
    Run (Test #18)                                                 19,674          ***    ***
    Run (Test #19)                                                 19,686          ***    ***
    Run (Test #20)                                                 19,733          ***    ***
    Run (Test #21)                                                 19,689          ***    ***
    Run (Test #22)                                                 19,655          ***    ***

    Pocket Changes (Sitma)                                             26          ***    ***

    Demographics Insert Insertion
     Makeready (Body Forms And Cover)                                   1          ***    ***
     Run                                                        2,568,393          ***    ***

    Inkjet Addressing And Formatting
     Upcharge                                                   2,568,072          ***    ***

    Additional Unit For Attached Mail Piece
    Inkjet Addressing And Formatting Upcharge
     Makeready                                                          1          ***    ***
     Run Rate                                                       9,612          ***    ***

    Offline Polywrapping Base Piece
     Makeready                                                          1          ***    ***
     Run Rate (CDS)                                                 5,000          ***    ***
                                                                                        =======
                                  Total Inline Poly/Mail Premiums................         ***
                                                                                        -------

----------------------------------------
NEWSSTAND & BULK PACKING
----------------------------------------
    Shrinkwrap In Bundles                                       1,382,450          ***    ***
    Label Preparation                                           1,382,450          ***    ***
    Clear Polybag                                                 664,225          ***    ***
    Version Labels                                                                        ***
                                                                                        =======
                                 Total Newsstand & Bulk Packing..................         ***
                                                                                        -------
----------------------------------------
OFFLINE MAILING
----------------------------------------
    Off-Line Mail With Paper Labels
     Makeready                                                          1          ***    ***
     Run                                                           93,157          ***    ***
    Prepare Labels for New York Comps: Invoice # 38926                                    ***
    List Changes                                                       22          ***    ***

***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 7   Invoice No.             344727

----------------------------------------
OFFLINE MAILING (CONT)
----------------------------------------
     Offline Polywrapping Base Piece
     Makeready                                1             ***       ***
     Run                                 93,157             ***       ***
                                                                    -------
                    Total Offline Mailing....................         ***
                                                                    -------

----------------------------------------
PACKAGING & HANDLING
----------------------------------------
     TV Reader Service Copies
       Bulk In Cartons                      426             ***       ***
     McKnight Direct Copies
       Bulk In Cartons                      243             ***       ***
     Furnished Inserts, Per Skid            116             ***       ***
     Furnished Paper, Per Cwt.        3,724,654             ***       ***
                                                                    -------
                    Total Packing & Handling..............            ***
                                                                    -------

***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Page 8 Invoice No.                 344727

----------------------------------------------
COST SUMMARY
----------------------------------------------
Preparatory Operations                                            ***
Presswork                                                         ***
Ink                                                               ***
Perfect Bind And Mailing                                          ***
Perfect Binding Premiums                                          ***
In-Line Poly/Mail Packing                                         ***
Newsstand & Bulk Packing                                          ***
Off-Line Mailing                                                  ***
Packing & Handling                                                ***
                                                            -------------
                                                            -------------
                    GRAND TOTAL............................       ***
                                                            -------------

cc: Bob Fuller (Sales)
    Jackie Luedtke (CSR)
    Kasey Luedtke (Billing)
Past-Due Invoices Are Subject To 1 1/2% Service Charge Per Month On Outstanding Balance.

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                Playboy Enterprises, Inc. - Quad/Graphics, Inc.
                             Publication Contract
                  Exhibit F - Holiday and Production Schedule

SCHEDULE FOR TITLE:PLAYBOY (PLA3)
ISSUE: 97 PLAYBOY

ISSUE                                Feb-97 FEB BIND-IN                         Mar-97              Apr-97
JOB NUMBER                    97-0218                                 97-0219             97-0220
PAGES GRAVURE                 64PP                                    64PP                64PP
PAGES OFFSET                  114PP               2PP                 114PP               114PP
FINAL PAGE BREAKDOWN DUE      11/27/96-WE                             12/26/96-TH         01/23/97-TH
COVER FILM DUE AT QUAD        11/27/96-WE                             12/23/96-MO         01/22/97-WE
OFFSET FILM DUE AT QUAD       11/30/96-SA         11/20/96-WE         12/27/96-FR         01/25/97-SA
GRAVURE FILM DUE AT QUAD      12/03/96-TU                             12/28/96-SA         01/28/97-TU
BPS OUT 2                     12/04/96-WE                             12/30/96-MO         01/29/97-WE
GRAV RED-PRINTS SHIP TO PB    12/04/96-WE                             12/30/96-MO         01/29/97-WE
PRESS START OFFSET            12/07/96-SA         11/27/96-WE         01/04/97-SA         02/01/97-SA
QUANTITY                                                      1600000
PRESS PROOF SHOWN             12/06/96-FR                             01/03/97-FR         01/31/97-FR
PRESS START GRAVURE           12/10/96-TU                             01/07/97-TU         02/04/97-TU
BINDING INSTRUCTIONS DUE      12/05/96-TH                             01/02/97-TH         01/30/97-TH
GALLEY DUE                    11/19/96-TU                             12/17/96-TU         01/14/97-TU
INSERTS DUE                   12/13/96-FR                             01/10/97-FR         02/07/97-FR
INK-JET TAPES DUE (1ST)       12/09/96-MO                             01/06/97-MO         02/03/97-MO
INK-JET TAPES DUE (2ND)       12/16/96-MO                             01/13/97-MO         02/10/97-MO
BIND START (P)                12/17/96-TU                             01/14/97-TU         02/11/97-TU
NEWS STAND START SHIP         12/24/96-TU                             01/21/97-TU         02/18/97-TU
NEWS STAND CYCLE#                         9704                                    9708                9712
QUAN NEWS STAND                        1550000                                 1550000             1550000
MAIL START                    01/02/97-TH                             01/30/97-TH         02/27/97-TH
MAIL COMPLETE                 01/09/97-TH                             02/06/97-TH         03/06/97-TH
MAIL QUANTITY                          2850000                                 2850000             2850000
ON SALE DATE                  01/14/97-TU                             02/11/97-TU         03/11/97-TU

BASED ON PAGES AND QUANTITIES AS INDICATED,

PLUS UV COATED COVER 4/C, (8 1/8 X 10 7/8)

PERFECT BOUND, 600M NEWS STAND

BOOKS POLYBAG WITH CLEAR POLY, ALL SUBS

INKJET ADDRESS AND INLINE POLYBAG WITH PRINTED POLY

** FEBRUARY ISSUE WILL POLY 200M N/S WITH A DISC

AND 900M SUBS WITH A DISC.

ALSO ADDING 1/6MM 2PP BRC 11 1/4 X 8 3/8

FLAT UNTRIMMED FOR DOMESTIC NEWSSTAND

VERT. AND HORIZ. PERFING NEEDED, 75# HI BULK PAPER 11.

SALES BFULLER CSR JMLUEDT

SCHEDULE FOR TITLE:PLAYBOY (PLA3)
ISSUE: 97 PLAYBOY

ISSUE                                   May-97              Jun-97              Jul-97              Aug-97
JOB NUMBER                    97-0221             97-0222             97-0223             97-0224
PAGES GRAVURE                 64PP                64PP                64PP                64PP
PAGES OFFSET                  114PP               114PP               114PP               114PP
FINAL PAGE BREAKDOWN DUE      02/20/97-TH         03/20/97-TH         04/24/97-TH         05/22/97-TH
COVER FILM DUE AT QUAD        02/19/97-WE         03/19/97-WE         04/23/97-WE         05/21/97-WE
OFFSET FILM DUE AT QUAD       02/22/97-SA         03/22/97-SA         04/26/97-SA         05/24/97-SA
GRAVURE FILM DUE AT QUAD      02/25/97-TU         03/25/97-TU         04/29/97-TU         05/27/97-TU
BPS OUT 2                     02/26/97-WE         03/26/97-WE         04/30/97-WE         05/28/97-WE
GRAV RED-PRINTS SHIP TO PB    02/26/97-WE         03/26/97-WE         04/30/97-WE         05/28/97-WE
PRESS START OFFSET            03/01/97-SA         03/29/97-SA         05/03/97-SA         05/31/97-SA

PRESS PROOF SHOWN             02/28/97-FR         03/28/97-FR         05/02/97-FR         05/30/97-FR
PRESS START GRAVURE           03/04/97-TU         04/01/97-TU         05/06/97-TU         06/03/97-TU
BINDING INSTRUCTIONS DUE      02/27/97-TH         03/27/97-TH         05/01/97-TH         05/29/97-TH
GALLEY DUE                    02/11/97-TU         03/11/97-TU         04/15/97-TU         05/13/97-TU
INSERTS DUE                   03/07/97-FR         04/04/97-FR         05/09/97-FR         06/06/97-FR
INK-JET TAPES DUE (1ST)       03/03/97-MO         03/31/97-MO         05/05/97-MO         06/02/97-MO
INK-JET TAPES DUE (2ND)       03/10/97-MO         04/07/97-MO         05/12/97-MO         06/09/97-MO
BIND START (P)                03/11/97-TU         04/08/97-TU         05/13/97-TU         06/10/97-TU
NEWS STAND START SHIP         03/18/97-TU         04/15/97-TU         05/20/97-TU         06/17/97-TU
NEWS STAND CYCLE#                         9716                9720                9725                9729
QUAN NEWS STAND                        1550000             1550000             1550000             1550000
MAIL START                    03/27/97-TH         04/24/97-TH         05/29/97-TH         06/26/97-TH
MAIL COMPLETE                 04/03-97-TH         05/01/97-TH         05/05/97-TH         07/03/97-TH
MAIL QUANTITY                          2850000             2850000             2850000             2850000
ON SALE DATE                  04/08/97-TU         05/05/97-TU         06/10/97-TU         07/06/97-TU

BASED ON PAGES AND QUANTITIES AS INDICATED,

PLUS UV COATED COVER 4/C, (8 1/8 X 10 7/8)

PERFECT BOUND, 600M NEWS STAND

BOOKS POLYBAG WITH CLEAR POLY, ALL SUBS

INKJET ADDRESS AND INLINE POLYBAG WITH PRINTED POLY

** FEBRUARY ISSUE WILL POLY 200M N/S WITH A DISC

AND 900M SUBS WITH A DISC.

ALSO ADDING 1/6MM 2PP BRC 11 1/4 X 8 3/8

FLAT UNTRIMMED FOR DOMESTIC NEWSSTAND

VERT. AND HORIZ. PERFING NEEDED, 75# HI BULK PAPER 11.

SALES BFULLER CSR JMLUEDT

SCHEDULE FOR TITLE:PLAYBOY (PLA3)
ISSUE: 97 PLAYBOY

ISSUE                                   Sep-97              Oct-97              Nov-97              Dec-97              Jan-98
JOB NUMBER                    97-0225             97-0226             97-0227             97-0228             97-0255
PAGES GRAVURE                 64PP                64PP                64PP                96PP                96PP
PAGES OFFSET                  114PP               114PP               114PP               114PP               114PP
FINAL PAGE BREAKDOWN DUE      06/19/97-TH         07/17/97-TH         08/21/97-TH         09/18/97-TH         10/23/97-TH
COVER FILM DUE AT QUAD        06/18/97-WE         07/16/97-WE         08/20/97-WE         09/17/97-WE         10/22/97-WE
OFFSET FILM DUE AT QUAD       06/21/97-SA         07/19/97-SA         08/23/97-SA         09/20/97-SA         10/25/97-SA
GRAVURE FILM DUE AT QUAD      06/24/97-TU         07/22/97-TU         08/26/97-TU         09/23/97-TU         10/28/97-TU
BPS OUT 2                     06/25/97-WE         07/23/97-WE         08/27/97-WE         09/24/97-WE         10/29/97-WE
GRAV RED-PRINTS SHIP TO PB    06/25/97-WE         07/23/97-WE         08/27/97-WE         09/24/97-WE         10/29/79-WE
PRESS START OFFSET            06/28/97-SA         07/26/97-SA         08/30/97-SA         09/27/97-SA         11/01/97-SA

PRESS PROOF SHOWN             06/27/97-FR         07/25/97-FR         08/29/97-FR         09/26/97-FR         10/31/97-FR
PRESS START GRAVURE           07/01/97-TU         07/29/97-TU         09/02/97-TU         09/30/97-TU         11/04/97-TU
BINDING INSTRUCTIONS DUE      06/26/97-TH         07/24/97-TH         08/28/97-TH         09/25/97-TH         10/30/97-TH
GALLEY DUE                    06/10/97-TU         07/08/97-TU         08/12/97-TU         09/09/97-TU         10/14/97-TU
INSERTS DUE                   07/03/97-TH         08/01/97-FR         09/05/97-FR         10/03/97-FR         11/07/97-FR
INK-JET TAPES DUE (1ST)       06/30/97-MO         07/28/97-MO         08/30/97-SA         09/29/97-MO         11/03/97-MO
INK-JET TAPES DUE (2ND)       07/07/97-MO         08/04/97-MO         09/06/97-SA         10/06/97-MO         11/10/97-MO
BIND START (P)                07/08/97-TU         08/05/97-TU         09/09/97-TU         10/07/97-TU         11/11/97-TU
NEWS STAND START SHIP         07/15/97-TU         08/12/97-TU         09/16/97-TU         10/14/97-TU         11/18/97-TU
NEWS STAND CYCLE#                         9733                9737                9742                9746                9751
QUAN NEWS STAND                        1550000             1550000             1550000             1550000             1550000
MAIL START                    07/24/97-TH         08/21/97-TH         09/25/97-TH         10/23/97-TH         11/27/97-TH
MAIL COMPLETE                 07/31-97-TH         08/28/97-TH         10/02/97-TH         10/30/97-TH         12/04/97-TH
MAIL QUANTITY                          2850000             2850000             2850000             2850000             2850000
ON SALE DATE                  08/05/97-TU         09/02/97-TU         10/07/97-TU         11/04/97-TU         12/09/97-TU

BASED ON PAGES AND QUANTITIES AS INDICATED,

PLUS UV COATED COVER 4/C, (8 1/8 X 10 7/8)

PERFECT BOUND, 600M NEWS STAND

BOOKS POLYBAG WITH CLEAR POLY, ALL SUBS

INKJET ADDRESS AND INLINE POLYBAG WITH PRINTED POLY

** FEBRUARY ISSUE WILL POLY 200M N/S WITH A DISC

AND 900M SUBS WITH A DISC.

ALSO ADDING 1/6MM 2PP BRC 11 1/4 X 8 3/8

FLAT UNTRIMMED FOR DOMESTIC NEWSSTAND

VERT. AND HORIZ. PERFING NEEDED, 75# HI BULK PAPER 11.

SALES BFULLER CSR JMLUEDT

                           Playboy Enterprises, Inc.
                             Publication Contract
                  Exhibit F - Holiday Schedule & Holiday Rate


                       Quad/Graphics Holiday Schedule**
                       --------------------------------

New Year's Day                7 a.m. to 7 a.m. January 2nd
Easter                        7 p.m. Saturday to 7 p.m. Sunday
Memorial Day                  7 p.m. Sunday to 7 p.m. Monday
Independence Day              7 a.m to 7 a.m
Labor Day                     7 p.m. Sunday to 7 p.m. Monday
Thanksgiving Day              7 a.m. to 7 a.m.
Christmas Eve Day             7 a.m. to 7 a.m.
Christmas Day                 7 a.m. to 7 a.m.
New Year's Eve Day            7 a.m. to 7 a.m.
Founder's Day                 Second Sunday in January
                              7 p.m. Saturday to 7 p.m. Sunday

**Holiday periods are subject to change by management. Holiday period will be celebrated when possible by all employees on the day and night of that holiday, except for Easter and Founder's Day. Easter will be on 7 p.m. Saturday shift and Easter Sunday day shift. The Founder's Day holiday will be determined each year by the President and may change from time to time.


********************************************************************************

Holiday Rate = 20% upcharge applied to the production operations taking place on a holiday subject to the provisions of Section 10.


February 11, 1997

                Playboy Enterprises, Inc. - Quad/Graphics, Inc.
                             Publication Contract
                   Exhibit G - Paper Specifications/Shipping

                           PLAYBOY ENTERPRISES, INC.

                              SEPTEMBER 25, 1996

         EXHIBIT G - QUAD/GRAPHICS' PAPER AND SHIPPING SPECIFICATIONS

--------------------------------------------------------------------------------

PRINTABILITY
--------------------------------------------------------------------------------

Roll-fed paper is to be wound tightly with uniform tension, free of scrap, slitter dust, slime holes, spots, welts, piling tendencies, edge cracks, or other defects.

Rolls must be uniform of moisture and caliper across the rolls and from roll to roll. Offset paper must be suitable for heat set web offset printing with 4 and 5 colors, and drying ovens operating at 325-350 degrees. Gravure paper must be suitable for printing with 4 and 5 colors using toluene based inks, and steam dryers operating at 150 degrees.

All mill splices are to be flagged. The maximum allowable number of mill splices in a 40" diameter roll is three (four splices in a 45" roll and five in a 50" roll), with an average of no more than one per roll. No mill splices should be within 2" of each other, the outside of the roll, or the core. Mill splices must be diagonal and correctly made to run through heat set web offset, or rotogravure presses. We suggest 3M splice materials. Dispersible type tape must be used for splices.

WEB BREAKS
--------------------------------------------------------------------------------

We will accept up to 5 web breaks per 100 rolls due to the condition of the paper. Breaks beyond this limit are the responsibility of the mill together with the cost of lost presstime.

WRAPPING, ROLL DIAMETER AND WEIGHT
--------------------------------------------------------------------------------

Roll stock should be properly wrapped to protect against moisture and mechanical damage, particularly the edges, in normal handling and warehouse storage.

                                 -------Diameter------ Max
Press                            Min.    Ideal    Max  Weight
-------------------------------------------------------------
OFFSET - M1000                   38"      45"     45"  2,400#
OFFSET - M110                    38"      45"     45"  2,300#
OFFSET - M3000                   45"      50"     50"  5,500#
GRAVURE                          40"      45"     50"  8,000#

CORES
--------------------------------------------------------------------------------

All paper must be wound tightly on three inch (inside diameter) cores which are the same width as the paper. Paper must be well fastened to the core to prevent slipping. For cores requiring keyways, the keyways are 5/8" wide by 3/4" deep with a maximum width of 3/4"

Press                    Type of Core                  Keyways
--------------------------------------------------------------------------------
OFFSET - M1000              Fiber                    Required
OFFSET - M110               Fiber                    Not Required
OFFSET - M3000              Fiber                    Required
GRAVURE                  Fiber or Iron               Not Required

            -----------------------------------------------------
                NOTIFICATION AND IDENTIFICATION OF ALL STOCK
                       BEFORE IT'S LOADED FOR SHIPMENT
                   TO QUAD/GRAPHICS IS ABSOLUTELY REQUIRED.
                  FAILURE COULD CAUSE SHIPMENT TO BE REFUSED.
            -----------------------------------------------------


STOCK IDENTIFICATION
--------------------------------------------------------------------------------

     1). Grade name and type of paper.
     2). Basis weight and roll width.
     3). Gross weight, net and tare weight.
     4). Mill name and mill order number.
     5). Mill roll number.
     6). Customer name - when purchased by a merchant, the merchant is required to furnish the Customer's name/order number to the mill.
     7). Title and/or purchase order number.
     8). Direction of unwind and felt or wire side out.
     9). Metered rolls must indicate yardage.

Continued (Page 2 of 2)


SHIPPING AND RECEIVING BY TRUCK AND RAIL
--------------------------------------------------------------------------------

Paper is received at all Quad/Graphics facilities 24 hours per day, 7 days per week, and most holidays By Appointment Only,
                        -------------------

Appointments for each plant are to be made 24 hours in advance Monday through
                                           -------------------
Friday, 7:00 am through 5:00 pm. Because our Sussex and Pewaukee, WI facilities and our Thomaston and The Rock, GA facilities are only 5 miles apart each, truck drivers will be directed to the correct plant, upon arrival.

Railcars must have a minimum door opening of 8 feet and preferably have a cushioned underframe. Container and truck/trailers are to have a minimum door opening of 92".

--------------------------------------------------------------------------------
  Most Important! Quad/Graphics requires all paper mills to send advance notification of all railcars shipped. Although not required,
  Quad/Graphics preferred mode of delivery is rail. EDI is the preferred method of notification. If this computer link has not yet been established, please contact Peggy Kirby at (414) 691-9200.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE NOTE: PAPER WILL NOT BE ACCEPTED IF DELIVERED MORE THAN FIVE DAYS BEFORE THE DUE DATE UNLESS NOTIFIED OTHERWISE.
--------------------------------------------------------------------------------

PLANT          TRUCK ADDRESS                      RAIL ADDRESS
----------------------------------------------------------------------
PEWAUKEE       W224N3322 Duplainville Rd          Quad "00" Dist Ctr
               Pewaukee, WI 53072                 Fond Du Lac, WI
               (414) 691-9200  ext: 6259          Wisconsin Central Ltd.

SUSSEX         N63 W23075 Highway 74              Quad "02" Dist Ctr
               Sussex, WI 53089                   Fond Du Lac, WI
               (414) 691-9200  ext: 6259          Wisconsin Central Ltd.

LOMIRA         952 Badger Road                    Quad "04" Dist Ctr
               Lomira, WI 53048                   Fond Du Lac, WI
               (414) 269-4700  ext: 5325          Wisconsin Central Ltd.

HARTFORD       1900 W. Sumner Street              Quad "05" Dist Ctr
               Hartford, WI 53027                 Fond Du Lac, WI
               (414) 673-1009  ext: 1121          Wisconsin Central Ltd.

NEW BERLIN     16555 West Rogers St.              Quad "09" Dist Ctr
               New Berlin, WI 53151               Fond Du Lac, WI
               (414) 827-8357                     Wisconsin Central Ltd.

WEST ALLIS     555 South 108th St.                Quad "13" Dist Ctr
               West Allis, WI 53214               Fond Du Lac, WI
               (414) 443-3277                     Wisconsin Central Ltd.

MARTINSBURG    Route 2 Box 145A                   Quad/Graphics Inc.
               PO Box 499                         Route 2 Box 145A
               Martinsburg, WV 25401              PO Box 499
               (304) 264-3791                     Martinsburg, WV 2540
                                                  CSX Transportation

SARATOGA       56 Duplainville Road               Quad/Graphics Inc.
               Saratoga Springs, NY               56 Duplainville Rd.
               12886                              Saratoga Springs, NY
               (518) 581-4131                     Canadian Pacific RR

THE ROCK       100 Duplainville Rd.               Quad/Graphics Inc.
               The Rock, GA 30285                 100 Duplainville Rd.
               (706) 646-8234                     The Rock, GA 30285
                                                  Norfolk Southern Corp

THOMASTON      100 McIntosh Parkway               Quad/Graphics Inc.
               Thomaston, GA 30286                100 McIntosh Parkway
               (706) 646-8234                     Thomaston, GA 3029
                                                  Norfolk Southern Corp

                Playboy Enterprises, Inc. - Quad/Graphics, Inc.
                             Publication Contract
                    Exhibit H - Sample Issues of Magazines


                  QUALITY SAMPLE TO BE SELECTED BY PUBLISHER